As filed with the Securities and Exchange Commission on February 26, 2010
File Nos. 033-95472 and 811-09082

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 19 ☒

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 20 ☒

M FUND, INC.
(Exact Name of Registrant as Specified in Charter)
M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209
(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (503) 232-6960

 (Name and Address of Agent for Service)

Copies to:

JoNell Hermanson, President	Frederick R. Bellamy, Esquire
M Fund, Inc.	Sutherland, Asbill & Brennan LLP
M Financial Plaza	1275 Pennsylvania Avenue, N.W.
1125 NW Couch Street, Suite 900	Washington, D.C. 20004-2404
Portland, Oregon 97209

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (Date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on April 30, 2010 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (Date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

M FUND, INC.

PROSPECTUS

[April 30, 2010]

Brandes International Equity Fund (MBEQX)

M Large Cap Growth Fund (MTCGX)

Frontier Capital Appreciation Fund (MFCPX)

Business Opportunity Value Fund (MBOVX)

M Fund, Inc. (the “Company”) is a mutual fund group that currently offers shares in the four funds listed above (each a “Fund” and collectively, the “Funds”).  The Funds are available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies or through qualified pension and retirement plans.  This prospectus should be read along with the prospectus for the applicable insurance or annuity policies.  As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any of the shares of the Company as an investment or determined whether this prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Fund Summaries
Brandes International Equity Fund
M Large Cap Growth Fund
Frontier Capital Appreciation Fund
Business Opportunity Value Fund
Purchasing Fund Shares
Selling Fund Shares
Tax Information
Payments to Brokers and Other Financial Intermediaries
Investment Strategies
Brandes International Equity Fund
M Large Cap Growth Fund
Frontier Capital Appreciation Fund
Business Opportunity Value Fund
Security Types
Risks of Investing in the Funds
Management of the Funds
Investing with M Fund
Distributions and Taxes
Financial Highlights

For more information see Back Cover

3

FUND SUMMARIES

BRANDES INTERNATIONAL EQUITY FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities, variable life insurance, or qualified retirement plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits.  If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investments)
Management Fees
Distribution (12b-1) Fee	None
Other Expenses*
Total Annual Fund Operating Expenses
Less Fee Waiver/Expense Reimbursement
Net Expenses

1 For the period from May 1, 2010 to April 30, 2011, M Financial Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan.  Although your actual costs  (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

4

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States.  These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia.  This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days notice.

Securities will generally be purchased in the form of common stock, preferred stock, securities that are convertible into common stock, American Depository Receipts (ADRs), European Depository Receipts (EDRs), International Depository Receipts (IDRs) or Global Depository Receipts (GDRs).  The Fund focuses on stocks with capitalizations of $1 billion or more.  The Fund also may invest in emerging market securities.

The Fund’s sub-adviser, Brandes Investment Partner, L.P. (“Brandes”) uses the Graham and Dodd “Value Investing” approach.  Following this philosophy, Brandes views stocks as parts of businesses that are for sale.  Brandes seeks to purchase a diversified group of these businesses at prices that the Brandes believes are below their true long-term value.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s share price will fluctuate, which means you could lose money on your investment in the Fund.  The Fund’s investment performance could be worse than other investments:

•	if the stock market as a whole goes down;

•	if the market values the stocks in the Fund’s portfolio lower than Brandes believes they should be valued;

•	because investments in foreign securities may have more frequent and larger price changes than U.S. securities;

•	because investments in foreign securities may lose value due to changes in currency exchange rates and other factors;

•	because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S.;

•	because economic or political changes may cause larger price changes in emerging market securities than other foreign securities;

•	because the Fund may be more susceptible to economic, political or regulatory changes in any single country or industry than more highly diversified funds; or

•	if the stocks in the Fund’s portfolio do not grow over the long term or grow less rapidly than expected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for each of the last ten calendar years and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.  The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund.  Inclusion of those fees would reduce the total return figures for all periods. The performance information shown here reflects the Adviser’s agreement to cap certain Fund operating expenses to the extent they exceed 0.25% of the Fund’s daily net assets.  The Adviser capped the Fund’s operating expenses from 2000 through 2001 and in 2009.  If this expense cap had not been in effect, the Fund’s performance results would have been less favorable for those years. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

5

Calendar Year Total Returns

(Insert Bar chart in place of table)
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
4.88%	(12.77)%	(15.30)%	47.43%	24.00%	10.55%	26.78%	8.01%	(39.84)%

Highest quarterly return:                                                      [_____]% (for the quarter ended [_____])
Lowest quarterly return:                                                      [_____]% (for the quarter ended [_____])

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Morgan Stanley Capital International - Europe, Australasia, Far East Index (MSCI EAFE Index).  You cannot invest directly in an index.  The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2009)

For the Periods Ended December 31, 2009	One Year	Five Years	Ten Years
Brandes International Equity Fund
MSCI EAFE Index

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Brandes Investment Partners, L.P. (“Brandes”) is the sub-adviser for the Fund.

The Fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of Brandes.  The following persons are primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Glenn Carlson		CEO of Brandes
Brent Woods		Managing Director – Investments of Brandes
Jim Brown	1996	Director – Investments of Brandes
Amelia Morris	1998	Director – Investments of Brandes
Brent Fredberg	2005	Senior Research Analyst of Brandes
Jeffrey Germain	2009	Senior Research Analyst of Brandes

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Insurance Companies and their Affiliates, please turn to “Other Important Information” on page __ of this prospectus.

6

M LARGE CAP GROWTH FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities, variable life insurance, or qualified retirement plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits.  If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]
Distribution (12b-1) Fee	None
Other Expenses[2]
Total Annual Fund Operating Expenses[1]
Less Fee Waiver/Expense Reimbursement
Net Expenses

1 Expenses have been restated to reflect current fees.

2 For the period from May 1, 2010 to April 30, 2011, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan.  Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

7

Principal Investment Strategies

The Fund’s sub-adviser, DSM Capital LLC, (“DSM”) uses a “bottom-up,” idea-driven approach and focuses on a long-term (three year minimum) investment horizon.  This means that portfolio managers and equity analysts identify companies, one-by-one, which exhibit certain quality characteristics.  Correspondingly, while DSM is cognizant of “macro” trends in the U.S. and world economy, as well as business trends in the broad sectors of the economy (so-called “top-down” analysis), investment decisions are primarily based on company fundamentals.

The Fund invests primarily in large-cap equity securities, including common stocks and preferred stocks.  DSM defines “large-cap” as capitalizations of $5 billion or more.

DSM specializes in investing in growing businesses with solid fundamentals, attractive profitability, and successful managements.  Companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than the average S&P 500 business.  Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals.

By focusing on company fundamentals and using a proprietary valuation discipline, DSM tries to capture various short- and medium-term inefficiencies in the market whereby quality streams of earnings and cash flows are selling for less than DSM believes they should.  DSM’s in-depth knowledge of thorough fundamental analysis, the compact nature of its investment team, the quality of the information flow within the company and the speed of decision-making allows DSM to take advantage of typical mispricings of the securities.

DSM’s nine portfolio managers/research analysts work closely together such that there is one research effort.  The research process, in addition to covering portfolio and “on-deck” holdings, involves working up new ideas in a “peeling of the onion” process between the portfolio manager/analyst and the senior portfolio managers until the idea is rejected or accepted.

DSM screens for growth ideas by searching databases representing thousands of companies, using various quality criteria, including revenue growth, earnings growth, free cash flow, profitability, use of debt, and earnings misses.

In researching existing holdings and candidate companies, DSM employs proprietary work including extensive use of “expert interviews” with knowledgeable third parties in every industry and sub-industry studied by the firm.  DSM portfolio manager/analysts also attend a wide variety of industry-sponsored conferences.  DSM also contracts with survey research firms to conduct proprietary surveys on relevant issues within certain industries.  Importantly, DSM believes that the  research work on each holding and candidate company is a continuing process designed to keep up with evolving issues, such as markets, global competition and economic conditions that can “change the game” for companies and entire industries.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund’s share price will fluctuate, which means you could lose money on your investment in the Fund.  The Fund’s investment performance could be worse than other investments:

•	if the stock market as a whole goes down;

•	if the market values the stocks in the Fund’s portfolio lower than the sub-adviser believes they should be valued;

•	if the earnings of the growth-oriented companies in which the Fund invests do not grow or grow less rapidly than expected;

•	because the portfolio is comprised of 25 to 35 holdings, which is less diversified than the overall stock market; or

8

•	because growth investing emphasizes stock price appreciation over current income from dividends.

It is not expected that the Fund will own a substantial amount of securities that pay dividends.  Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for each of the last ten calendar years and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.  The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.  The performance prior to October 12, 2009 reflects the performance results obtained under a different sub-adviser using different investment strategies.  Had the current sub-adviser and investment strategies been in place during the period shown, the performance results may have been different.  The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund.  Inclusion of those fees would reduce the total return figures for all periods.  The performance information shown here reflects the Adviser’s agreement to cap certain Fund operating expenses to the extent they exceed 0.25% of the Fund’s daily net assets.  The Adviser capped the Fund’s operating expenses from 2000 through 2003.  If this expense cap had not been in effect, the Fund’s performance results would have been less favorable for those years. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Insert Bar chart in place of table
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
(11.15)%	(23.60)%	(26.52)%	34.58%	11.19%	13.92%	8.52%	22.43%	(48.97)%

Highest quarterly return:	[_____]% (for the quarter ended [_____])
Lowest quarterly return:	[_____]% (for the quarter ended [_____])

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Russell 1000 Growth Index.  You cannot invest directly in an index.  The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes. The performance prior to October 12, 2009 reflects the performance results obtained under a different sub-adviser using different investment strategies.  Had the current sub-adviser and investment strategies been in place during the period shown, the performance results may have been different.

Average Annual Total Returns (for the periods ended December 31, 2009)

For the Periods Ended December 31, 2009	One Year	Five Years	Ten Years
M Large Cap Growth Fund
Russell 1000 Growth Index[1]

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and DSM Capital, LLC (“DSM”) is the sub-adviser for the Fund.

9

The Fund is managed by a team of investment professionals from DSM.  The following persons are primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Daniel Strickberger		Senior Portfolio Manager, Co-Managing Member and Co-Chief Investment Officer of DSM
Stephen E. Memishian		Senior Portfolio Manager, Co-Managing Member and Co-Chief Investment Officer of DSM
Justin Burk		Portfolio Manager/Equity Analyst of DSM
Paul Matlow		Portfolio Manager/Equity Analyst of DSM
David McVey		Portfolio Manager/Equity Analyst of DSM
Steve Tish		Portfolio Manager/Equity Analyst of DSM
Eric Woodworth		Portfolio Manager/Equity Analyst of DSM
Pinaki Kar		Portfolio Manager/Equity Analyst of DSM
Ling Zhang		Portfolio Manager/Equity Analyst of DSM

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Insurance Companies and their Affiliates, please turn to “Other Important Information” on page __ of this prospectus.

10

FRONTIER CAPITAL APPRECIATION FUND

Investment Goal

The Fund seeks maximum capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities, variable life insurance, or qualified retirement plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits.  If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investments)

Management Fees
Distribution (12b-1) Fee	None
Other Expenses[1]
Total Annual Fund Operating Expenses
Less Fee Waiver/Expense Reimbursement
Net Expenses

1 For the period from May 1, 2010 to April 30, 2011, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan.  Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

11

Principal Investment Strategies

The Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Stock Index.

The Fund’s sub-adviser, Frontier Capital Management, LLC (“Frontier”) seeks to invest in companies with unrecognized earnings potential.  Earnings per share, growth and price appreciation are important factors.  Wall Street analysts do not usually widely follow small to mid-sized companies like those in which the Fund invests, and institutional investors usually do not own a large percentage of them.  The cornerstone of Frontier’s investment process is internally generated fundamental research.

Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund’s share price will fluctuate which means you could lose money on your investment in the Fund.  The Fund’s investment performance could be worse than other investments:

•	if the stock market as a whole goes down;

•	if the market values the stocks in the Fund’s portfolio lower than Frontier believes they should be valued;

•	if earnings growth estimates of companies the Fund invests in are not achieved; or

•	because securities of smaller-capitalization companies may be more thinly traded and may have more frequent and larger price changes than securities of larger-capitalization companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The following information may give some indication of the risks of investing in the Frontier Capital Appreciation Fund by showing changes in the Fund’s performance from year to year for each of the last ten calendar years and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.  The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund.  Inclusion of those fees would reduce the total return figures for all periods.  The performance information shown here reflects the Adviser’s agreement to cap certain Fund operating expenses to the extent they exceed 0.25% of the Fund’s daily net assets.  The Adviser capped the Fund’s operating expenses in 2000 and in 2009.  If this expense cap had not been in effect, the Fund’s performance results would have been less favorable for those years.  The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

(Insert Bar chart in place of table)
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
7.66%	(1.00)%	(25.28)%	55.89%	9.33%	15.13%	16.30%	11.96%	(42.03)%

Highest quarterly return:	[_____]% (for the quarter ended [_____])
Lowest quarterly return:	[_____]% (for the quarter ended [_____])

12

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Russell 2500 Index.  You cannot invest directly in an index.  The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2009)

For the Periods Ended December 31, 2009	One Year	Five Years	Ten Years
Frontier Capital Appreciation Fund
Russell 2500 Index

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Frontier Capital Management Company, LLC (“Frontier”) is the sub-adviser for the Fund.

The following person is primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Michael A. Cavarretta		Portfolio Manager and President of Frontier

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Insurance Companies and their Affiliates, please turn to “Other Important Information” on page __ of this prospectus.

13

BUSINESS OPPORTUNITY VALUE FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities, variable life insurance, or qualified retirement plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits.  If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investments)

Management Fees
Distribution (12b-1) Fee	None
Other Expenses[1]
Total Annual Fund Operating Expenses
Less Fee Waiver/Expense Reimbursement
Net Expenses

1 For the period from May 1, 2010 to April 30, 2011, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan.  Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

14

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

The Fund’s sub-adviser, Iridian Asset Management LLC (“Iridian”) uses a value investing approach.  Iridian focuses on company valuation and seeks to identify catalysts for corporate change.  These catalysts may include management changes, significant stock repurchases and/or dividend policy, acquisition/consolidation, divestiture/spin-off, strategy to enhance shareholder value, unrecognized or non-performing asset and changes in industry conditions.  Once a catalyst for change is identified, the Iridian purchases the stock of the company (or companies) it believes to be undervalued that may benefit from the change.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund’s share price will fluctuate, which means you could lose money on your investment in the Fund.  The Fund’s investment performance could be worse than other investments:

•	if the stock market as a whole goes down;

•	if the stocks the Fund invests in remain inexpensive and do not realize their expected full value;

•	if the Iridian does not correctly identify company valuations and/or catalysts;

•	if the catalysts identified by Iridian do not produce the expected changes; or

•	if the companies the Fund invests in do not benefit from the expected changes as anticipated by Iridian.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The following information may give some indication of the risks of investing in the Business Opportunity Value Fund by showing changes in the Fund’s performance from year to year for each of the last ten calendar years and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.  The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund.  Inclusion of those fees would reduce the total return figures for all periods.  The performance information shown here reflects the Adviser’s agreement to cap certain Fund operating expenses to the extent they exceed 0.25% of the Fund’s daily net assets.  The Adviser capped the Fund’s operating expenses from 2003 through 2006 and in 2009.  If this expense cap had not been in effect, the Fund’s performance results would have been less favorable for those years.  The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

(Insert Bar chart in place of table)
2003	2004	2005	2006	2007	2008	2009
29.65%	22.60%	7.81%	13.89%	5.44%	(34.48)%

Highest quarterly return:	[_____]% (for the quarter ended [_____])
Lowest quarterly return:	[_____]% (for the quarter ended [_____])

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Russell 1000 Value Index.    You cannot invest directly in an index.  The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

15

Average Annual Total Returns (for the periods ended December 31, 2009)

For the Periods Ended December 31, 2009	One Year	Five Years	Since Inception
Business Opportunity Value Fund
Russell 1000 Value Index

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Iridian Asset Management LLC (“Iridian”) is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals comprise of portfolio managers and research analysts from Iridian.  The following persons are primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
David Cohen		Co-CEO and Co-Chief Investment Officer of Iridian
Matt Greenberg		Managing Director of Iridian

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Insurance Companies and their Affiliates, please turn to “Other Important Information” on page __ of this prospectus.

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PURCHASING FUND SHARES

The Fund is available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies.  Shares of the Fund also are sold directly to qualified pension and retirement plans.  Those insurance companies and retirement plans may offer other portfolios in addition to offering the Fund. You cannot buy shares of the Funds directly.  You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract or your participation in a retirement plan.  You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies.  The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

SELLING FUND SHARES

To meet various obligations under the variable annuity or variable life insurance contracts or retirement plans, the insurance company separate accounts or retirement plans may sell Fund shares to generate cash.  For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract.  Proceeds from the sale are usually sent to the separate account on the next business day.  The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

TAX INFORMATION

Each of the Funds intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis.  Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions.  The separate accounts in which you own a variable annuity, variable life insurance contract or retirement plan, as the owner of the Fund’s shares, may be affected.  Please refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Funds are not sold directly to the general public but instead are offered as an underlying investment option for variable insurance contracts and retirement plans.  The Funds and their related companies currently do not, but may, make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services.  Such payments, if any, may be a factor that the insurance company considers in including the Funds as an underlying investment option in the variable insurance contract.  The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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INVESTMENT STRATEGIES

BRANDES INTERNATIONAL EQUITY FUND

Investment Goal

The Fund seeks long-term capital appreciation.  The Fund’s investment goal may be changed by a vote of the Board of Directors of the Company without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days notice.

Principal Investment Strategy

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States.  These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia.  This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days notice.

Securities will generally be purchased in the form of common stock, preferred stock, securities that are convertible into common stock, American Depository Receipts (ADRs), European Depository Receipts (EDRs), International Depository Receipts (IDRs) or Global Depository Receipts (GDRs).  The Fund focuses on stocks with capitalizations of $1 billion or more.  The Fund also may invest in emerging market securities.

The Fund may invest in any single country if, at the time of purchase, the Fund’s investment in such country does not exceed the greater of:

•	35% of its total assets; or

•	150% of the weighting of such country as represented in the MSCI EAFE Index.

The Fund may invest in any single industry if, at the time of purchase, the Fund’s investment in such industry does not exceed 25% of the Fund’s total assets.  The limitation does not apply to U.S. government securities.

The Fund also may invest in emerging markets if, at the time of purchase, the Fund’s investment in emerging markets does not exceed 20% of the Fund’s total assets.

The Fund may also:

•	invest in recently organized companies;

•	purchase warrants;

•	participate in forward foreign currency exchange contracts for purposes of settling trades; and

•	lend its portfolio securities.

In seeking out foreign securities for purchase, the sub-adviser does not attempt to match the security allocations of foreign stock market indices.  Therefore, the Fund’s country/industry weightings may differ significantly from country/industry weightings found in published foreign stock indices.  For example, the sub-adviser may choose not to invest the Fund’s assets in a country/industry whose weighting, at any given time, may comprise a large portion of a published foreign stock market index.  At the same time, the sub-adviser may invest significant amounts of the Fund’s assets in countries/industries whose representation in such an index may be small or non-existent.  The sub-adviser selects stocks for the Fund based on their individual merits.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments.  During these times, the Fund may not achieve its investment goals.

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M LARGE CAP GROWTH FUND

Investment Goal

The Fund seeks long-term capital appreciation.  The Fund’s investment goal may be changed by a vote of the Board of Directors of the Company without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days notice.

Principal Investment Strategy

Generally, the Fund will be fully invested and will typically consist of 25 to 35 securities.  The Fund invests primarily in large-cap equity securities, including common stocks and preferred stocks.  DSM defines “large-cap” as capitalizations of $5 billion or more.

The Fund may invest:

•	up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts (ADRs); and

•	in companies with market capitalizations of $1.0 billion or more.

The Fund may also:

•	keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes; and

•	lend its portfolio securities.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments.  During these times, the Fund may not achieve its investment goals.

FRONTIER CAPITAL APPRECIATION FUND

Investment Goal

The Fund seeks maximum capital appreciation.  The Fund’s investment goal may be changed by a vote of the Board of Directors of the Company without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days notice.

Principal Investment Strategy

The Fund’s portfolio is not restricted to any one segment of the market; however, generally a majority of its portfolio will consist of stocks of small- to medium-capitalization companies.  The Fund’s portfolio will typically consist of 100 to 175 stocks.

The Fund may invest:

•	up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by ADRs;

•      in companies with market capitalizations of $500 million or less; and

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•      in recently organized companies.

The Fund may also:

•      keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes;

•      purchase warrants; and

•      lend its portfolio securities.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments.  During these times, the Fund may not achieve its investment goals.

BUSINESS OPPORTUNITY VALUE FUND

Investment Goal

The Fund seeks long-term capital appreciation.  The Fund’s investment goal may be changed by a vote of the Board of Directors of the Company without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days notice.

Principal Investment Strategy

The Fund typically consists of 45 to 55 equity securities of issuers with capitalizations of $5 billion or more.

The Fund may also:

•	invest up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by ADRs;

•	keep a portion of assets in cash or cash equivalents pending investment or liquidity needs;

•      lend its portfolio securities; and

•      purchase warrants.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments.  During these times, the Fund may not achieve its investment goals.

The Fund may engage in active and frequent trading to achieve its investment goals.  This high rate of portfolio turnover may increase transaction costs, which would lower the Fund’s performance.

SECURITY TYPES

Equity Securities.  Equity securities include:

•	common stocks;

•	preferred stocks;

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•	securities convertible into common stocks; and

•	equity and index linked notes.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), International Depository Receipts (IDRs) and Global Depository Receipts (GDRs).  ADRs, EDRs, IDRs and GDRs are securities that represent an ownership interest in a foreign security.  ADRs are generally issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  EDRs, IDRs and GDRs are European, international and global receipts, respectively, evidencing a similar arrangement.  ADRs, EDRs, IDRs and GDRs may be sponsored (issued with the cooperation of the issuer whose stock underlies the receipt) by the issuer or be unsponsored (issued without the involvement of the issuer whose stock underlies the receipt).  The issuers of unsponsored ADRs, EDRs, IDRs and GDRs are not required to disclose certain material information to the holders of such securities.

Foreign Companies.  A foreign company is one that is organized under the laws of a foreign country and:

•	has the principal trading market for its stock in a foreign country; or

•	derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries.

Emerging Market Securities.  Emerging market securities are issued by a company that:

•	has its principal trading market for its stock in an emerging market country; or

•
is organized under the laws of, and with a principal office in, an emerging market country (any country other than Australia, Austria, Belgium, Brazil, Canada, China, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Italy, Japan, Luxembourg, Mexico, New Zealand, Norway, Portugal, Russia, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States);

•	has its principal activities located in an emerging market country; or

•	derives at least 50% of its revenues or profits from operations within an emerging market country.

RISKS OF INVESTING IN THE FUNDS

Market Risk.  A Fund that invests in common stocks is subject to stock market risk.  Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations.  Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down.  Common stock prices tend to go up and down more than those of bonds.

Interest Rate Risk. To the extent that a Fund invests in debt securities, the Fund is subject to the risk that the market value of the debt securities will decline because of rising interest rates.  The prices of debt securities are generally linked to the prevailing market interest rates.  In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise.  The price volatility of a debt security also depends on its maturity.  Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates.  In part to compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

Credit Risk. To the extent that a Fund invests in debt securities, the Fund is subject to credit risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.  Securities rated in the lowest category of investment grade securities (rated BBB by Standard & Poor’s Rating Service or Baa by Moody's Investor Service, Inc.) have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

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Foreign Investing.  Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, possibility of expropriation or nationalization, confiscatory taxation, less stringent accounting, reporting and disclosure requirements, and other considerations.  In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

Emerging Markets Risk. Investments in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, currency transfer restrictions, and risks that governments may substantially restrict foreign investing in their capital markets.  Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments.  Foreign markets may have different securities clearance and settlement procedures.  In certain securities markets, settlements may not keep pace with the volume of securities transactions.  If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns.  A Fund also may miss investment opportunities or not be able to sell an investment because of these delays.

Political Risk.  Political risk includes the risk of war, terrorism or related events.  Political risk also includes the risk of nationalization or expropriation of assets by governments.  For example, a Fund may invest in Eastern Europe and former states of the Soviet Union.  These countries were under communist systems that took control of private industry.  This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

Currency Exchange Risk. Investments that are denominated in currencies other than the U.S. dollar are subject to currency exchange risk.  Because the value of the U.S. dollar against other currencies will vary, a decline in the exchange rate would reduce the value of certain portfolio investments.  Forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date at a specified price, may be used in an attempt to protect against currency exchange risk.

Futures Contracts.  There are several special risks involved with the use of futures contracts.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the futures contract will be greater than gains in the value of the Fund’s position.  The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited.  In addition, futures markets could be illiquid in some circumstances and a Fund might not be able to close out certain positions without incurring substantial losses.

Small Company Investment Risk. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better-known issuers.  These increased risks include:  an increased possibility of portfolio price volatility; more volatility in price than larger-capitalization stocks; less certain growth prospects; lower degree of liquidity in the markets for such stocks; greater sensitivity of smaller companies to changing economic conditions; and greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources. The stock prices of smaller companies may fluctuate independently of larger company stock prices.  Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.  Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund’s shares may be more volatile than, and may fluctuate independently of, broad stock market indices, such as the S&P 500.  Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

Recently Organized Companies and IPOs.  Investments in recently organized companies and in many initial public offerings (“IPOs”) have the same risks as small company investments, but to a greater degree, including the risk of significant price fluctuations over short periods of time.

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Securities Lending. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or gaining access to the collateral.  These delays and costs could be greater for foreign securities.  If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund.  Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

MANAGEMENT OF THE FUNDS

Investment Adviser

M Financial Investment Advisers, Inc., (the “Adviser”) located at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, is the investment adviser to the Company and its Funds.  The Adviser has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) since November 1995.  As of December 31, 2009, the Adviser had approximately $641.4 million in assets under management, all of which were the assets of the Company.

The Adviser began managing the Company at its commencement of operations on January 4, 1996.

The Adviser is responsible for providing (or arranging for the provision of) overall business management and administrative services necessary for the Company’s operations.  In this regard, the Adviser has selected sub-advisers who have shown good investment performance in their areas of expertise to manage the day-to-day portfolio management of the Funds.  The Board of Directors supervises the Adviser’s management of the sub-advisers.  The Company has received an exemptive order from the SEC that allows the Adviser to change a sub-adviser, or change the terms of a sub-advisory contract, without shareholder approval.  The Adviser has the ultimate responsibility to oversee the sub-advisers and to recommend to the Board of Directors their hiring, termination, and replacement.  The Adviser also supervises the various other service providers to the Company, including the Company’s custodian, transfer agent, administration agent, and accounting services agent.  In addition, the Adviser is responsible for ensuring the Company’s compliance with applicable legal requirements and also for ensuring that the Funds’ investment objectives, policies and restrictions are followed.

Each Fund pays the Adviser a fee for its services.  The Adviser retains 0.15% of the average daily net assets of each Fund.  The Adviser pays the balance of the fee it receives from each Fund to the applicable sub-adviser.

The aggregate fee paid to the Adviser by each Fund for the year ended December 31, 2009 is shown in the table below:

Fund	Fee to the Adviser (as a % of average daily net assets)
Brandes International Equity Fund
M Large Cap Growth Fund*
Frontier Capital Appreciation Fund
Business Opportunity Value Fund

*Effective October 12, 2009, the aggregate fee rate payable to the Adviser increased from 0.45% of the Fund’s average daily net assets to 0.65% of the first $50 million, 0.60% of the next $50 million and 0.55% of amounts in excess of $100 million of the Fund’s average daily net assets.

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A discussion of the basis for the Board of Directors’ approvals of the advisory and sub-advisory contracts for the Funds is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2009.

Sub-Advisers

The sub-advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund.  Each sub-adviser manages the investments held by the Fund it serves according to the applicable investment goals and strategies.  Additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager and each manager’s ownership of securities of funds they manage may be found in the Company’s Statement of Additional Information.

Brandes Investment Partners, L.P. (Brandes)
11988 El Camino Real, Suite 500, San Diego, California 92130

Sub-Adviser to the Brandes International Equity Fund

Brandes has been registered as an investment adviser with the SEC since 1974.  As of December 31, 2009, Brandes managed approximately 53.1 billion of assets.  Brandes has managed the Fund since June 30, 1998.

The Brandes International Equity Fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm including Messrs. Glenn Carlson, Brent Woods, Jim Brown, Brent Fredberg, Jeffrey Germain, and Ms. Amelia Morris, who are the six voting members of the firm’s Large Cap Investment Committee.  Messrs. Glen Carlson, Brent Woods and Ms. Amelia Morris are also members of the firm’s Investment Oversight Committee.  The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes’ Investment Committees.  Glenn Carlson has served as Chief Executive Officer since 2004.  He earned his BA from the University of California, San Diego. Mr. Carlson is a member of the CFA Society of San Diego and has 26 years of investment experience. Brent Woods has served as Managing Director-Investments since 2002.  He earned his JD, cum laude, from Harvard Law School, a master’s degree in international studies from St. John’s College at Cambridge University, England, and an AB, Phi Beta Kappa, from Princeton University. Mr. Woods has 14 years of investment experience.  Amelia Morris has served as Director-Investments since 2004. She holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. Ms. Morris has 21 years of investment experience.  Jim Brown has served as Director-Investments since 2004. He earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School. Mr. Brown has 25 years of investment experience. Brent Fredberg has served as a Senior Research Analyst since 2003. He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Mr. Fredberg is a CPA and CMA, with 15 years of finance and investment experience.  Jeffrey Germain has served as a Research Analyst since 2005. He earned his BS in business administration from the University of North Carolina at Chapel Hill with a finance concentration. Jeffrey has eight years of investment experience.

DSM Capital Partners, LLC (DSM)
320 East Main Street, Mount Kisco, NY 10549

Sub-Adviser to the M Large Cap Growth Fund

DSM Capital has provided investment advisory services to institutions and individuals since January 2002.  DSM has been an SEC registered Investment Adviser since August 2001.  As of December 31, 2009, DSM managed approximately $2.3 billion of assets.

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A team of investment professionals manages the M Large Cap Growth Fund, including the two senior portfolio managers, Daniel Strickberger and Stephen E. Memishian, CFA.  Other members of the team include portfolio manager/equity analysts Justin Burk, CFA, Paul Matlow, CFA, David McVey, CFA, Steve Tish, Eric Woodworth, CFA, and equity analyst Pinaki Kar.  Stephen Memishian and Daniel Strickberger founded DSM in February 2001 and have served as co-Managing Members and co-Chief Investment Officers since that time.  Paul Matlow, David McVey and Eric Woodworth joined DSM in 2001 as a portfolio manager/equity analysts. Justin Burk joined DSM in 2002 as a portfolio manager/equity analyst.  Steve Tish joined DSM in 2007 as a portfolio manager/equity analyst.  Prior to that Mr. Tish served as partner at Panacea Asset Management from 2005 to 2007, and a partner and portfolio manager/equity analyst at Millennium Partners from 2003 to 2005.  Pinaki Kar joined DSM in 2008 as a portfolio manager/equity analyst.  Prior to that Mr. Kar served as associate director at Novartis AG from 2006 to 2008 and Bristol-Myers Squibb from 2005 to 2006. Ling Zhang joined DSM in 2009 as a portfolio manager/ equity analyst. Prior to that Ms. Zhang worked at Basso Capital Management where she focused on generating trade ideas in Asian equities and convertible bonds from 2007 to 2009 and as a senior analyst on Asian and European companies at Forest Investment.

Frontier Capital Management Company, LLC (Frontier)
99 Summer Street, Boston, Massachusetts 02110

Sub-Adviser to the Frontier Capital Appreciation Fund

Frontier has been registered as an investment adviser with the SEC since 1981.  As of December 31, 2009, Frontier managed approximately $6.8 billion of assets.  Frontier has managed the Frontier Capital Appreciation Fund since January 4, 1996.

Michael A. Cavarretta, CFA, has been primarily responsible for the day-to-day management of the Fund’s investment portfolio since its inception on January 5, 1996.  Mr. Cavarretta is President of Frontier and holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School.  He joined Frontier in 1988 and has served as sole portfolio manager for Frontier’s capital appreciation portfolios since 1991.

Iridian Asset Management LLC (Iridian)
276 Post Road West, Westport, Connecticut 06880-4704

Sub-Adviser to the Business Opportunity Value Fund

Iridian has been registered as an investment adviser with the SEC since 1995.  As of December 31, 2009, Iridian managed approximately $7.7 billion of assets.  Iridian has managed the Business Opportunity Value Fund since February 1, 2002.

A team of investment professionals comprised of portfolio managers and research analysts manages the Fund portfolio.  David Cohen, Co-CEO and Co-Chief Investment Officer, has been the primary portfolio manager for the Fund since February 1, 2002.  Mr. Cohen co-founded Iridian in 1996 and was with its predecessor firm since 1989. Matt Greenberg, Managing Director, has assisted Mr. Cohen in the management of the Fund since July 8, 2009.  Mr. Greenberg joined Iridian in 2001.  In addition, Mr. Greenberg has also served as the sole owner and portfolio manager of MRJ Capital, Inc., a registered investment adviser, since 2001.  Prior to joining Iridian, he was an Executive Vice President with Greenhaven Associates from January 1988 through March 2001.

Similar Funds

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of certain Funds may be very similar to the investment objectives and policies of other mutual fund portfolios that are managed by the sub-advisers.  Nevertheless, the investment performance and results of each Fund may be lower, or higher, than the investment results of such other publicly available portfolios.  There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio is also managed by the Fund’s sub-adviser, has the same investment objectives and policies, and has a very similar name.

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Conflicts of Interest

Certain conflicts of interest may exist between the interests of the variable annuity contract owners, variable life insurance policy owners and plan participants.  The Company does not currently believe that ownership by each such type of entity will cause any disadvantage to owners of any of such entities.  However, the Board of Directors of the Company monitors the Funds to identify any conflicts of interest that may cause such a disadvantage and that cannot be reconciled.  If such situations arise, the Board of Directors will decide at that time what action should be taken in response to the conflicts.

Portfolio Holdings Disclosure

The Company has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  The Company will post complete lists of the Funds’ portfolio holdings as of the end of each month on its website at www.mfin.com.  Once you reach the website, you can find the portfolio holdings by clicking on “What We Do”, then “M Funds” then “Quarterly Holdings Report.”  The Company intends to post the portfolio holdings no later than the fifth business day of the succeeding month.  Each month’s complete list of the Funds’ portfolio holdings will remain available on www.mfin.com until the Company files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  The Company makes Form N-CSR filings for the second and fourth fiscal quarters on or shortly before the 70th day following the end of those quarters, and Form N-Q filings for the first and third fiscal quarters on or shortly before the 60th day following the end of those quarters.  The Company’s policies and procedures regarding website disclosure of the Funds’ portfolio holdings, as well as the Company’s other policies and procedures relating to disclosure of the Funds’ portfolio holdings, are described in the Statement of Additional Information.

INVESTING WITH M FUND

Choosing the Appropriate Funds to Match Your Goals

Investing well requires a plan.  We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals.  Your financial adviser can help you buy a variable annuity or variable life insurance contract that will allow you to choose the Funds.

Purchasing Shares

The Fund is available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies.  Shares of the Fund also are sold directly to qualified pension and retirement plans.  Those insurance companies and retirement plans may offer other portfolios in addition to offering the Fund. You cannot buy shares of the Funds directly.  You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract or your participation in a retirement plan.  You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies.  The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

Market Timing

Programmed, large, frequent or short-term transfers among the Funds or between a Fund and other investment options can cause risk with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include: (1) dilution of the interest of long-term investors in a Fund if purchases or transfers into or out of a Fund are made at values that do not reflect an accurate value for the Fund’s underlying portfolio securities (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a sub-adviser’s ability to sustain an investment objective, causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the Fund; and (3) increased brokerage and administrative expenses.  These costs are borne by all contract owners invested in the Fund, not just those making transfers.  Therefore, the Company reserves the right to reject any transfer or purchase order if, in the Company’s judgment, the Fund or other investors would potentially be adversely affected.

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The Board of Directors has determined that it is not necessary for the Funds to have any specific policies and procedures regarding frequent transfers because each of the Participating Insurance Companies has its own policies and procedures regarding its contract owner’s transfer activity.  Each Participating Insurance Company has supplied and certified that it has established procedures to monitor and deter market-timing activity.  The Adviser does not have, nor has it had, written agreements that provide for market timing.

Selling Shares

To meet various obligations under the variable annuity or variable life insurance contracts or retirement plans, the insurance company separate accounts or retirement plans may sell Fund shares to generate cash.  For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract.  Proceeds from the sale are usually sent to the separate account on the next business day.  The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Pricing of Fund Shares

Each Fund’s share price, also called net asset value per share (“NAV”), is determined as of the close of regular trading, normally 4:00 p.m. Eastern time, on each day when the NYSE is open.  The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays.  Each Fund calculates its NAV by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding.

The value of each Fund’s securities and assets is based on their market values.  Certain exceptions follow.

•	Short-term debt securities that mature in 60 days or less are valued by the amortized cost method, which approximates market value.

•
Investments for which market quotations are not readily available are valued at their fair value as determined by a Pricing Committee appointed by the Board of Directors.  Market quotations may not be readily available or may not be representative of market values for many reasons including: (a) significant time delays between (i) the time of the close of the exchange, or market in which the security is traded and (ii) the time of the Fund’s NAV calculation; or (b) an event that would affect the value of a security has occurred since the closing price was established on the foreign exchange or market and prior to the Fund’s NAV calculation.  In addition, prices for portfolio securities may not be available when no quotations are available from brokers, which indicates that there is a thin market in the security.  Use of fair value pricing with respect to a security could cause a Fund’s NAV to differ significantly from the NAV that would have been calculated using the last market closing value for that security (which could be stale, or affected by a subsequent significant event).  If a security valuation issue arises, the Pricing Committee shall be convened to consider all the appropriate factors relevant to establishing the value of the security in question.  In determining the fair value of a security, the Pricing Committee is authorized to rely on information and recommendations provided by third parties, including, principally, the sub-adviser that manages the Fund as well as information provided by independent pricing agents.  Fair value determinations made by the Pricing Committee, including the factors considered and the valuation methodology recommended by the sub-adviser managing the Fund, are documented and reported to the Board of Directors and submitted for ratification at the next scheduled Board meeting.

•
Securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE.  However, if a significant event occurs after the time that the closing value on the non-U.S. exchange was determined, the value of the security may be determined based on its fair value, as determined by the Pricing Committee.  In such circumstances, the Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide fair value.  The use of fair value pricing may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV.  A significant event may include corporate actions, earnings announcements and significant fluctuations in domestic or foreign stock or bond markets.

27

•
Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s portfolio securities may change on days when shareholders will not be able to buy or sell shares.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis.  Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions.  The separate accounts in which you own a variable annuity, variable life insurance contract or retirement plan, as the owner of the Fund’s shares, may be affected.  Please refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

FINANCIAL HIGHLIGHTS

The following selected financial highlights are derived from the Company’s audited financial statements included in the Company’s Annual Report to Shareholders.  The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.

The Company’s financial statements and report of [_______________], independent registered public accounting firm, included in the Annual Report to Shareholders for the Company’s fiscal year ended December 31, 2009 are incorporated by reference into the Statement of Additional Information.  The following data should be read in conjunction with such financial statements, related notes, and other financial information contained in the Annual Report.  The Annual Report contains additional performance information about the Funds and is available, as described below.

[_______________] served as the Funds’ independent registered public accounting firm for the period August 7, 2008 through December 31, 2008 and the fiscal year ended December 31, 2009 and audited the Funds’ financial statements for the fiscal years ended December 31, 2008 and December 31, 2009.  A different firm served as the Funds’ independent registered public accounting firm prior to August 7, 2008 and audited the Funds’ financial statements for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007.

28

Insert Financial Highlights - Brandes International Equity Fund

29

Insert Financial Highlights - M Large Cap Growth Fund

30

Insert Financial Highlights - Frontier Capital Appreciation Fund

31

Insert Financial Highlights - Business Opportunity Value Fund

32

FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request.

Statement of Additional Information (“SAI”): The SAI provides additional information about the Funds and is legally a part of this prospectus.  It is incorporated herein by reference.

Annual/Semi-Annual Reports: The Company’s annual and semi-annual reports to shareholders provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Company’s last fiscal year.

You can get free copies of the SAI, our annual and semi-annual reports, other information and answers to your questions about the Funds by contacting your financial adviser, or by writing to or calling the Company at:

M Fund, Inc.
M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209
(888) 736-2878

Additionally, you may also obtain copies of the SAI and the annual and semi-annual reports on the Internet at: http://www.mfin.com.

You may also review and copy the SAI, the annual and semi-annual reports, and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  Call (202) 551-8090 for information on the operation of the Public Reference Room.

You can also view the SAI, the annual and semi-annual reports and other information on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section/Securities and Exchange Commission/Washington, D.C. 20549-0102.

M FUND, INC.

Brandes International Equity Fund

M Large Cap Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

Investment Company Act file no. 811-9082

33

STATEMENT OF ADDITIONAL INFORMATION
___________________________________

M FUND, INC.

Brandes International Equity Fund

M Large Cap Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

[April 30, 2010]

This Statement of Additional Information ("SAI") is not a prospectus.  Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the "Prospectus") and should, therefore, be read in conjunction with the Prospectus.  To obtain a copy of the Prospectus with the same date as this SAI, write to M Fund, Inc. at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, Attn: M Fund Administration, or call (888) 736-2878.  You may also obtain copies of the Prospectus on the Internet at http://www.mfin.com.

Financial statements are incorporated by reference into this SAI from the M Fund, Inc. annual report dated December 31, 2009.

The Company and the Funds

M Fund, Inc. (the "Company") is an open-end management investment company established as a Maryland corporation on August 11, 1995.  The Company consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund.  Each Fund is an open-end management investment company and is diversified.  The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund.  By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund.  Likewise, an investor shares pro rata in any losses of that Fund.

Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company.  The Adviser has engaged the following sub-advisers (the “Sub-Advisers”) to provide the day-to-day portfolio management for the respective Funds:

Fund	Sub-Adviser
Brandes International Equity Fund	Brandes Investment Partners, L.P.
M Large Cap Growth Fund	DSM Capital Partners LLC
Frontier Capital Appreciation Fund	Frontier Capital Management Company, LLC
Business Opportunity Value Fund	Iridian Asset Management LLC

The Company currently offers one or more classes of its stock to separate accounts of certain insurance companies (the "Participating Insurance Companies") as the underlying funding vehicles for certain variable life insurance and variable annuity policies (the "Policies") issued by the Participating Insurance Companies.  The Company may also offer its stock to qualified pension and retirement plans.  The Company does not offer its stock directly to the general public.  Each such separate account has a separate prospectus, which accompanies the prospectus for the Company, describing that separate account and the Policies.  The prospectus for that separate account and the Policies, or retirement plan documents, should be read in conjunction with the Prospectus.

Terms appearing, but not defined, in this SAI that are defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

Fund Policies

Fundamental Restrictions

The following investment restrictions have been adopted by the Company as fundamental policies for the Funds.  A fundamental policy is one that cannot be changed without the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) attributable to that Fund.  The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval.  See "Investment Objectives and Policies" in the Company's Prospectus.  For purposes of the 1940 Act, "a majority of the outstanding voting securities" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

None of the Funds may:

1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

2.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

3.  Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

4.  Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

5.  Invest in commodities.

6.  Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest.  However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

7.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

8.  Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

9.  Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings.  None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

10.  Sell securities short or maintain a short position including short sales against the box.

11.  Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.  This limitation does not apply to U.S. government securities.

12.  As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Non-Fundamental Restrictions

In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below.  Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

None of the Funds may:

1.       Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

2.       Write call or put options (except for the Brandes International Equity Fund).

3.       Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.

4.       Purchase variable or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.

5.       Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P or Moody's (i.e., ratings of BB or lower by S&P or Ba or lower by Moody's for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody's for commercial paper).

6.       Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

7.       Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

8.       Invest in options or futures (except for the Brandes International Equity Fund)

9.       Invest in when-issued securities (or delayed-delivery or forward commitment contracts) (except for the Brandes International Equity Fund).

10.     Invest in interest-only ("IO") or principal only ("PO") securities.  However, this does not preclude investments in zero coupon bonds.

11.     Invest more than 25% of its net asset value in emerging markets (except for the Brandes International Equity Fund, which may invest up to 20% of its total assets), including no more than 5% of net asset value in Brady Bonds.

Fund-Specific Restrictions:

12.     The Brandes International Equity Fund and the M Large Cap Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days (except securities offered and sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States), if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable.  The Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in illiquid securities.

13.     The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not purchase restricted securities (except securities offered and sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities.  The M Large Cap Growth Fund may not invest in restricted securities.

14.  The Business Opportunity Value Fund, the Frontier Capital Appreciation Fund, and the M Large Cap Growth Fund may invest no more than 15% of the value of their total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts.

15.       The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange.  The M Large Cap Growth Fund may not invest in warrants or rights.

16.       The Brandes International Equity Fund will not engage in forward foreign currency exchange contracts with respect to more than 5% of its assets.  The other Funds will not enter into such contracts.

Interpretive Rules

For purposes of the foregoing fundamental and non-fundamental restrictions, any restriction will be deemed to be violated to the extent an acquisition, encumbrance or sale securities or assets of, or borrowings by, a Fund causes the Fund to exceed or fall short of the stated limitations.  Market fluctuations which cause a Fund to exceed or fall short of a stated limitation will not be deemed to cause the Fund to violate a restriction.  In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

Temporary Defensive Positions

Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When a Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments.  During these times, a Fund may not achieve its investment goals.

Investment Strategies and Risks

Investments

Some or all of the Funds may utilize the following investment techniques or make the following types of investments, subject to the restrictions set forth above.  To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in this SAI.

•	Foreign Government Obligations
•	Sovereign Debt Obligations (Brady Bonds)
•	American Depository Receipts, European Depository Receipts, International Depository Receipts and Global Depository Receipts
•	Forward Foreign Currency Exchange Contracts
•	Short-Term Bank and Corporate Obligations
•	Zero Coupon Bonds
•	Warrants and Rights
•	Convertible Securities
•	Repurchase Agreements
•	Restricted and Illiquid Securities

Foreign Investments

Each of the Funds may invest in securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers").  The Business Opportunity Value Fund, the Frontier Capital Appreciation Fund, and the M Large Cap Growth Fund may invest up to 15% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts ("ADRs").  The Brandes International Equity Fund must invest at least 80% of the value of its total assets in securities of foreign issuers that are listed on United States exchanges or are represented by ADRs, European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”).  The Brandes International Equity Fund also may invest in non-dollar securities, as defined below.  However, the Brandes International Equity Fund may not invest in Canadian government securities, and the Business Opportunity Value Fund, the Frontier Capital Appreciation Fund and the M Large Cap Growth Fund may not invest in any foreign government securities.

Risks Related to Foreign Investments.  Investments in the securities of foreign issuers, or investments in securities denominated or quoted in a currency other than the U.S. dollar ("non-dollar securities"), may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities.  Because investments in foreign issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Sub-Adviser, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions.  Mail and courier service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers.  Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  For example, a decline in the exchange rate would reduce the value of certain portfolio investments.  The Brandes International Equity Fund may engage in forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such investments also entail certain risks (described herein).  Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers.  Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.  For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon.  The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities.  Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  There may be less publicly available information about a foreign issuer than about a domestic one.  In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.  Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries.  Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.  To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.  To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Foreign Currency Exchange Contracts.  The Brandes International Equity Fund in the sole discretion of its Sub-Adviser may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against anticipated changes in future foreign currency exchange rates in connection with settling trades.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.  A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Brandes International Equity Fund may enter into forward foreign currency exchange contracts in several circumstances.  When the Brandes International Equity Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Brandes International Equity Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Upon instructions from its Sub-Adviser, the Brandes International Equity Fund's custodian will segregate cash or other liquid assets in an amount equal to the value of the Brandes International Equity Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Brandes International Equity Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes.  If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Brandes International Equity Fund's commitments with respect to such contracts.  The segregated account will be marked-to-market on a daily basis.  Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts.  In such event, the Brandes International Equity Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While the Brandes International Equity Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Brandes International Equity Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Brandes International Equity Fund than if it had not engaged in any such transactions.  Moreover, there may be an imperfect correlation between the Brandes International Equity Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Brandes International Equity Fund.  Such imperfect correlation may cause the Brandes International Equity Fund to sustain losses, which will prevent it from achieving a complete hedge or expose the Brandes International Equity Fund to risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations.  Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Brandes International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Brandes International Equity Fund to cover its purchase or sale commitments, if any, at the current market price.  The Brandes International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

Investments in ADRs, EDRs, IDRs and GDRs. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs") and Global Depository Receipts ("GDRs").

Subject to the restrictions set forth above, each of the Funds may invest in ADRs.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored or unsponsored and issued by domestic banks.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  To the extent that a Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.  In addition, the lack of information may result in inefficiencies in the valuation of such instruments.  However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for purchases and sales.  In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on the NASDAQ National Market.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

In addition to ADRs, the Brandes International Equity Fund may invest in EDRs, IDRs, and GDRs, which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets.  EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

Emerging Market Securities

The Brandes International Equity Fund may invest up to 20% of its total assets, measured at the time of purchase, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets).  Each of the other three Funds may invest up to 25% of such Fund’s total assets, measured at the time of purchase, in emerging markets.  Emerging markets include any country:  (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Sub-Adviser to be an emerging market as defined above.  Each of the Funds may invest in securities of a company that: (i) has its principal trading market for its stock in an emerging market country; (ii) is organized under the laws of, and with a principal office in, an emerging market country; (iii) has its principal activities located in an emerging market country; or (iv) derives at least 50% of its revenues or profits from operations within an emerging market country.

Risks Related to Emerging Market Securities.  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets.  Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers.  Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on the assets.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.  Certain markets may require payment for securities before delivery.

Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.  Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances.  A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investing in Small-Capitalization Companies

With the exception of the Business Opportunity Value Fund, all of the Funds may invest in small-capitalization companies.  Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors.

Risks Related to Small-Capitalization Companies.  Small capitalization companies often have limited product lines, markets or financial and managerial resources and may be dependent on one person or a few key persons for management.  Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers (such as those included in the S&P 500), including an increased possibility of portfolio price volatility.  Historically, small-capitalization stocks and stocks of recently organized companies have been more volatile in price than larger-capitalization stocks.  Among the reasons for the greater price volatility of the stocks of these smaller companies are less certain growth prospects of smaller companies, a lower degree of liquidity in the markets for such stocks, and a greater sensitivity of smaller companies to changing economic conditions.  The stock prices of smaller companies may fluctuate independently of larger company stock prices.  Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.

When-Issued Securities

The Brandes International Equity Fund may from time to time purchase securities on a "when-issued" basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Brandes International Equity Fund to the issuer and no interest accrues to the Brandes International Equity Fund.  To the extent that assets of the Brandes International Equity Fund are held in cash pending the settlement of a purchase of securities, the Brandes International Equity Fund would earn no income.  While when-issued securities may be sold prior to the settlement date, the Brandes International Equity Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Brandes International Equity Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Sub-Adviser does not believe that the Brandes International Equity Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.  The Brandes International Equity Fund has established a segregated account with its custodian in which it maintains cash and other liquid assets equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Risks Related to When-Issued Securities.  When purchasing when-issued securities, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.  Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a Fund’s investment.  If a Fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage.  When a Fund has sold a when-issued security, the Fund does not participate in further gains or losses with respect to the security.  If the other party to a when-issued security transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may negotiate a when-issued security and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

Put and Call Options

Purchasing Options.  By purchasing a put option, the Brandes International Equity Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price.  In return for this right, the Brandes International Equity Fund pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The Brandes International Equity Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Brandes International Equity Fund will lose the entire premium it paid.  If the Brandes International Equity Fund exercises the option, it completes the sale of the underlying instrument at the strike price.  The Brandes International Equity Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

The buyer of a typical put option can expect to avoid a loss if security prices fall substantially.  However, if the underlying instrument's price rises or does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing Options.  When the Brandes International Equity Fund writes a call option, it takes the opposite side of the transaction from the option's purchaser.  In return for receipt of the premium, the Brandes International Equity Fund assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option.  The Brandes International Equity Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written).  If the secondary market is not liquid for a call option the Brandes International Equity Fund has written, however, the Brandes International Equity Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.  The Brandes International Equity Fund has established a segregated account with its custodian in which it maintains the security underlying the option written, or securities convertible into that security, or cash or other liquid assets equal in value to commitments for options written.

Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

Combined Positions.  The Brandes International Equity Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position.  For example, the Brandes International Equity Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position with risk and return characteristic similar to selling a futures contract.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Brandes International Equity Fund's current or anticipated investments exactly.  The Brandes International Equity Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Brandes International Equity Fund's investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way.  Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts.  The Brandes International Equity Fund may purchase or sell options with greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Brandes International Equity Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Brandes International Equity Fund’s greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded.  OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

Stock Index Options.  The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally.  Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Brandes International Equity Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock.  Accordingly, successful use of options on a stock index will be subject to the Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally.  Index prices may be distorted if trading in certain stocks included in the index is interrupted.  Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, the Brandes International Equity Fund would not be able to close out positions it holds.  It is the policy of the Brandes International Equity Fund to engage in options transactions only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Related to Options.  There is no assurance that a liquid secondary market will exist for any particular options contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not too close to the underlying instrument's current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Brandes International Equity Fund to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Brandes International Equity Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Brandes International Equity Fund's access to other assets held to cover its options positions also could be impaired.

Futures Contracts

The Brandes International Equity Fund may buy and sell stock index futures contracts as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Brandes International Equity Fund.  However, the Brandes International Equity Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.  In addition, the Brandes International Equity Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Brandes International Equity Fund's existing futures positions would exceed 5% of the market value of the Brandes International Equity Fund's net assets.

A futures contract is an agreement between two parties to buy and sell an index for a set price on a future date.  Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.  A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract's expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Risks Related to Futures Contracts.  In the event of an imperfect correlation between the index and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Brandes International Equity Fund may be exposed to risk of unlimited loss.  Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Brandes International Equity Fund than if it had not entered into any futures on stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Securities Lending

All Funds may seek to increase their income by lending portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned.  The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act.  The amount of such collateral investment may be substantial.  The Company has a Securities Lending Agreement with its custodian bank, State Street Bank and Trust Company (“State Street”) pursuant to which State Street manages the securities lending on behalf of the Funds.  The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in this SAI.

Risks Related to Securities Lending.  A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or gaining access to the collateral.  These delays and costs could be greater for foreign securities.  If a Fund is not able to recover the securities loaned, a Fund may use the collateral to purchase a replacement investment in the market.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. In the event of a borrower default, State Street indemnifies the Funds against associated losses, and accordingly will make the Funds whole for any costs resulting from a shortfall on collateral.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund.  Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

Restricted and Illiquid Securities

The Brandes International Equity Fund and the M Large Cap Growth Fund may invest up to 5% of the value of their total respective assets in illiquid securities (i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment).  The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may invest up to 10% of the value of their respective total assets in certain restricted securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act) and commercial paper issued pursuant to Section 4(2) of the 1933 Act.  The limitations on investments in illiquid and restricted securities do not apply to securities offered and sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”) or foreign securities offered and sold outside the United States.

The Board of Directors has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A Securities.  The Board, however, will retain oversight and be ultimately responsible for the determinations.

The Company will consider repurchase agreements that provide for settlement in more than seven days, but that can be liquidated before the nominal fixed term of seven days' or less notice to be liquid.  Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board of Directors of the Company or a Sub-Adviser has determined to be liquid will be treated as such.

The SEC staff has taken the position that fixed-time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable.  Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

Risks Related to Restricted and Illiquid Securities. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions.  A Fund might also have to register such restricted securities to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board of Directors, or the Adviser or Sub-Advisers pursuant to guidelines, may determine that such securities are not illiquid notwithstanding their legal or contractual restrictions on resale.

It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop.  To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

Convertible Securities

The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Fund may invest up to 5% of the value of their total assets in convertible securities.  M Large Cap Growth Fund may not invest in convertible securities.  Convertible securities may include corporate notes or preferred stock but more commonly are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock.  However, the extent to which such common-stock-like risk is reduced for the holder of a convertible security is inversely related to the amount by which the convertible security's market price exceeds its value as a fixed-income security.  The Brandes International Equity Fund may only purchase convertible securities rated investment grade at the time of purchase by S&P or Moody's or if not so rated, considered by its Sub-Adviser to be of equivalent investment quality.

Risks Related to Convertible Securities.  Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities may also be subject to credit risk, and are often lower-quality securities.

Warrants and Rights

With the exception of the M Large Cap Growth Fund, all of the Funds may invest in warrants or rights which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for investment by the Fund.  Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange.

Risks Related to Warrants and Rights.  The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss.

Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant or right ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants and rights more speculative than other types of investments.

Repurchase Agreements

Each Fund may invest up to 5% of the value of its total assets in repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.  This restriction does not apply to cash or other collateral invested or reinvested under the Company’s securities lending program.  The collateral must consist of U.S. Government securities or instruments that are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO if only one has assigned a rating.  In a repurchase agreement, an investor (e.g., a Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount that reflects an agreed-upon market interest rate for the term of the repurchase agreement.

Risks Relating to Repurchase Agreements.  Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the applicable Sub-Adviser to present minimum credit risks.  To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.  If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.  However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds intend to comply with provisions under such Code that would allow it immediately to resell the collateral.

Other Investment Companies

Each Fund may invest up to 10% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets).  Each Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company.  The above percentage limits do not apply to (i) investments in money market funds for short-term cash management or; (ii) the investment of securities lending collateral.  Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests, in addition to the management fees paid by such Fund.

Certain types of investment companies, such as closed-end investment companies, issues a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV).  Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities law.

Risks Related to Investments in Investment Companies.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Initial Public Offerings

All of the Funds may invest in a company at the time it first offers shares to the public, that is, at the time of the company's initial public offering ("IPO").  Although a company can be of any age or size at the time of its IPO, these companies are often smaller and have a limited operating history, both of which present risks considerably greater than common stocks of more established companies.

The effect of an IPO investment may have a magnified impact on a Fund's return when the Fund's asset base is small.  Conversely, the impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's overall returns.

Risks Related to Investments in Initial Public Offerings.  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, the price of a company's shares may be highly unstable at the time of its IPO and for a period thereafter due to various factors including: the market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information.  As a result of these or other factors, a Fund's Sub-Adviser might decide to sell an IPO more quickly than it would otherwise, which may result in a significant gain or loss to a Fund.  Additionally, because a Fund may hold IPO shares for only a short period of time, a Fund may experience higher turnover and may lead to increased expenses to the Fund, such as commissions and transaction costs.

A Fund may not always be able to purchase an IPO at its offering price, but instead may have to purchase shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for a Fund to realize a profit.  Additionally, because the number of shares made available in an IPO is typically limited, a Fund may not always be able to sell a significant number of shares of an IPO at a desired price.

Portfolio Turnover

The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.  For each of the fiscal years ended December 31, 2009 and 2008, the portfolio turnover rates for the Funds were as follows:

Fund	2009 Portfolio Turnover Rate	2008 Portfolio Turnover Rate
Brandes International Equity Fund		25%
M Large Cap Growth Fund		237%
Frontier Capital Appreciation Fund		28%
Business Opportunity Value Fund		169%

High rates of portfolio turnover involve correspondingly greater expenses that must be borne by a Fund.

Policies and Procedures for Disclosure of Fund Portfolio Holdings

The Company has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.  Such disclosure is only permitted if the Company’s Chief Compliance Officer concludes that it is being done in a manner that, among other things, does not put the interests of the Adviser, Sub-Advisers, M Holdings Securities, Inc., or any affiliated person of the Company, the Adviser, Sub-Advisers or M Holdings Securities, Inc., above the interests of Fund shareholders.  Under no circumstances does the Adviser, any Sub-Adviser, or the Company’s custodian, transfer agent, and administrator, State Street, receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Website Disclosure of Fund Portfolio Holdings.  The Company will provide complete lists of each Fund’s portfolio holdings as of the end of each month on its website at www.mfin.com.  Once you reach the website, you can find the current portfolio holdings list by clicking on “What We Do”, then “M Funds” and then "Quarterly Holdings Report."  The Company intends to post the holdings no later than the fifth business day of the succeeding month.  Each month’s complete list of the Fund’s portfolio holdings will remain available on www.mfin.com until the Company files with the SEC a Form N-CSR or a Form N-Q for the period that includes the date as of which that list of portfolio holdings was current.  The Company makes Form N-CSR filings for the second and fourth fiscal quarters on or shortly before the 70th day following the end of those quarters, and Form N-Q filings for the first and third fiscal quarters on or shortly before the 60th day following the end of those quarters.  Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter.

Disclosure of Fund Portfolio Holdings to Approved Recipients. Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on our website.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty not to disclose or trade on the nonpublic information.

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Portfolio Managers.  Because they make the investment decisions that determine the portfolio holdings, portfolio managers of the Funds have full daily access to portfolio holdings for the Fund for which they have direct management responsibility.

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Broker-Dealers.  Portfolio managers may also release and discuss portfolio holdings with various broker-dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.  Occasionally, certain broker-dealers may also receive information regarding a Fund’s portfolio holdings to help portfolio managers determine such Fund’s portfolio management and trading strategies.  Such disclosure would only be made subject to a written confidentiality agreement that prohibits releasing the information or trading based upon the information.

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The Adviser and Sub-Advisers .  Personnel of the Adviser and personnel of the Sub-Advisers other than portfolio managers may have full daily access to Fund portfolio holdings because that information is necessary for the Adviser and the Sub-Advisers to provide their management, administrative, and investment services to the Company.

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State Street Bank and Trust Company.   Since State Street is the custodian, transfer agent, and administrator for the Company, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary for such personnel to provide the agreed-upon services for the Company.

•
Rating Agencies.  Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) may receive the Funds’ full portfolio holdings for rating purposes.  They would generally receive this information on the first business day of the month.

•	Ranking Agencies. Morningstar, Bloomberg and Lipper Analytical Services may also receive the Funds’ full portfolio holdings, generally on the first business day of the month.

Additions to List of Approved Recipients.  The Company has designated the Chief Compliance Officer as the person responsible for, and whose prior approval is required for, any disclosure of the Funds’ portfolio securities to persons other than those listed above sooner than one day after the publication of the portfolio holdings on www.mfin.com.  In such cases, the recipient must have a legitimate business need for the information, and the disclosure of the information must be subject to a written confidentiality agreement that prohibits trading based on the information.

Compliance With Portfolio Holdings Disclosure Procedures.  On at least an annual basis, the Company’s Chief Compliance Officer will provide to the Board of Directors a report that includes compliance with the Funds’ portfolio holdings disclosure procedures.  The Board of Directors will be provided a current copy of the procedures for their review and approval.

Although the Company’s policies on the disclosure of portfolio holdings are designed to deter and detect improper use of non-public holdings information, there is no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Funds

Board of Directors

Overall responsibility for management and supervision of the Company rests with the Board of Directors.  The Directors approve all significant agreements between the Company and the persons and companies that furnish services to the Company.

Management Information

The Director who is an “Interested Person” of the Company for purposes of the 1940 Act is listed below together with his position with the Company, his principal occupation during the past five years and any positions held with affiliates of the Company:

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Peter W. Mullin[1] 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite Fourteen Years	Chairman, MullinTBG, Inc. (insurance agency).	4	Avery Dennison; Mrs. Fields Original Cookies, Inc.
Lawton Nease[2] 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 11/2/43)	Director	Indefinite Less than one year**	President, Nease, Lagana, Eden and Culley, Inc. (life insurance advisory firm).	4	NLEC, McCarnish Systems

1Mr. Mullin is deemed to be interested because he owns or controls 27.9% of M Financial Holdings Incorporated, which controls the Adviser.
2 Mr. Nease is deemed to be interested because he is a Director of the Adviser and he owns or controls 2.1% of M Financial Holdings Incorporated, which controls the Adviser.
*In accordance with the Company’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company’s Articles of Incorporation.
** Effective January 1, 2010, Mr. Nease was added as a Director.

The Directors who are not “Interested Persons” of the Company for purposes of the 1940 Act are listed below together with their respective positions with the Company, their principal occupations during the past five years and any positions held with affiliates of the Company:

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gerald Bidwell** 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/6/42)	Director and Chairman of the Board	Indefinite Fourteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/16/40)	Director	Indefinite Fourteen Years	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Philip Halpern*** 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/54)	Director	Indefinite Fourteen Years	Private Investor, from 2004 to present. Chairman of Investment Committee of Tellus, from 2008 to present. Chief Investment Officer, Tellus Asset Management from 2007 to 2008. Vice President and Chief Investment Officer, The University of Chicago, from 1998 to 2004.	4	N/A
Allan S. Bufferd 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite Four Years	Retired. Through 2006, Treasurer of The Massachusetts Institute of Technology. 2005-2006 President of Massachusetts Institute of Technology Investment Management Company.	4	City of London Investment Group; Och-Ziff Capital Management; Ram Re Holdings
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director	Indefinite Two Years	Senior Vice President, Chief Financial Officer and Chief Financial Information Officer for the Henry J Kaiser Family Foundation from 1988 to present.	4	N/A
______________________
*In accordance with the Company’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company’s Articles of Incorporation.
**Effective January 1, 2010, Gerald Bidwell was appointed Chairman.
***Effective December 31, 2009, Phillip Halpern retired from the Board and as Chairman.

The Officers of the Company are listed below together with their respective positions with the Company, their principal occupations during the past five years and any positions held with affiliates of the Company:

Name, Address and Date Of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
JoNell Hermanson 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/25/59)	President	One Year Three Years*
President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present; Vice President, M Financial Investment Advisers, Inc.; Director of Product Development & Sales Support, MFH, 1994-2004

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer	One Year Three Years	Accounting Director, M Financial Group; Secretary and Treasurer, M Financial Investment Advisers, Inc.
Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One Year Four Years	Chief Compliance Officer, M Financial Investment Advisers, Inc. 2006 – present; Corporate attorney, Perkins Cole, LLP 2000-2006
______________________
* Includes Ms. Hermanson’s previous service as Chief Compliance Officer of the Company from 2005-2006 and her service as Vice President from 2009-2010.

The company has two standing Committees, the Audit Committee and the Governance Committee.  The Audit and Governance Committees were established by the Board at a meeting held on February 10, 2004.  Messrs. Bidwell, Madding, Goldschmidt and Bufferd are members of the Audit and Governance Committees of the Board.  Mr. Bufferd is Chairman of the Audit Committee.  The Audit Committee operates under a written charter approved by the Board.  The purposes of the Audit Committee include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds' financial statements.  Accordingly, the Committee assists the Board in its oversight of (i) the integrity of the Funds' financial statements; (ii) the independent accountants' qualifications and independence; and (iii) the performance of the independent accountants.  Mr. Bidwell is Chairman of the Governance Committee.  The Governance Committee, among other things, nominates persons to fill vacancies on the Board.  The Governance Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders.  During the past calendar year, the Audit Committee met twice and the Governance Committee met once.

There is no family relationship between any of the Directors or Officers listed above.

Each non-interested Director receives an annual retainer of $20,000 plus $1,500 per meeting of the Board that he attends.  Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends.  The Chairman of the Board and the Chairman of the Audit Committee each receive additional annual compensation of $10,000.

Directors and Officers, as a group, owned no Fund shares as of December 31, 2009.

No non-interested Director or member of his immediate family has an ownership interest in any of the Adviser, principal underwriter, or any company directly or indirectly controlling or under common control with, the adviser or underwriter.

During the year ended December 31, 2009, the Directors of the Company received the following compensation from the Company:

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors
Peter W. Mullin Director	$0	$0	$0	$0
Gerald Bidwell Director and Chairman of the Board*		$0	$0
Neil E. Goldschmidt Director		$0	$0
Philip Halpern Director**		$0	$0
Allan S. Bufferd Director		$0	$0
Bruce Madding		$0	$0
Lawton Nease***	$0	$0	$0	$0

*Effective January 1, 2010, Gerald Bidwell was appointed Chairman.
**Effective December 31, 2009, Phillip Halpern retired from the Board and as Chairman.
*** Mr. Nease was appointed as a director effective January 1, 2010 and received no compensation from the Company in 2009.

The Company pays no compensation to its officers, other than the Chief Compliance Officer, or to its directors who are interested directors.

Codes of Ethics

Rule 17j-1 of the 1940 Act, addresses conflicts of interest that arise from personal trading activities of investment company personnel.  The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under such codes of ethics.  To assure compliance with these restrictions, the Company, the Adviser, each Sub-Adviser and M Holdings Securities, Inc. (the “Distributor”) each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees.  The codes of ethics of the Company, the Adviser, the Sub-Advisers and the Distributor permit covered employees to invest in securities, including securities that may be purchased or held by the Funds.  However, such personal securities transactions must avoid actual or potential conflicts of interest with the Funds.

Information about these codes of ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Procedures

The Funds have delegated proxy voting responsibilities to the Sub-Advisers subject to the Board of Directors’ oversight.  In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations.  The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”).  The Proxy Voting Procedures address, among other things, situations where a vote may present material conflicts of interest between the interests of the Funds and their shareholders on the one hand and the interests of the Adviser, Sub-Advisers and their affiliates on the other hand.  The Proxy Voting Procedures are provided in Appendix A to this SAI.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Company toll-free at (888) 736-2878; and (2) on the SEC’s website at http://www.sec.gov.

Investment Advisory and Other Services

Investment Adviser

M Financial Investment Advisers, Inc. is the investment adviser of the Company and its Funds.  Daniel F. Byrne, President of the Company, serves as President of the Adviser; David Lees, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of the Adviser; Shannon Hartwell, Chief Compliance Officer of the Company, serves as Chief Compliance Officer of the Adviser; and JoNell Hermanson, Vice President of the Company, serves as Vice President of the Adviser.

The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group.  M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends.  M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Company and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.  Clients should be aware that these direct and indirect compensation arrangements may create economic incentives which could influence recommendations for particular financial products or services (including the Funds).  These incentives include, but are not limited to, the following: i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features; and iii) products or services which provide revenue, including override commissions or potential reinsurance profits, to M Financial Group could indirectly provide incentives to producers to recommend such products over similar products or services which do not provide revenue to M Financial Group.

The Adviser was organized on September 11, 1995.  Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers.  In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.

Investment Advisory Agreement

The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers.  The Board approved an amendment to the investment advisory agreement with the Company, on behalf of the M Large Cap Growth Fund, to increase the advisory fee payable for the Fund.  Shareholders of the M Large Cap Growth Fund approved the amendment to the investment advisory agreement at a special shareholder meeting held on October 12, 2009.  The Adviser, on behalf of the Company, has entered into sub-advisory agreements with (i) Brandes Investment Partners, L.P. with respect to the Brandes International Equity Fund, (ii) DSM Capital Partners LLC with respect to the M Large Cap Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the Frontier Capital Appreciation Fund and (iv) Iridian Asset Management, LLC with respect to the Business Opportunity Value Fund.  The Board approved a new sub-advisory agreement with Iridian Asset Management, LLC effective upon a change in control of Iridian, which occurred on June 30, 2009.  The Board also approved a new sub-advisory agreement with DSM Capital Partners LLC to replace Turner Investment Partners, Inc.  The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business.  The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent.  The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions.  The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Company are not impaired thereby.  The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

The current investment advisory agreement and sub-advisory agreements (each an “Agreement”) will remain in effect from year to year, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval.  Each Agreement will terminate automatically if assigned (as defined in the 1940 Act).  Each Agreement is also terminable without penalty (a) as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund; (b) by the Adviser on not more than 60 days’ nor less than 30 days' written notice; or (c) by the Sub-Adviser on 90 days’ notice; however Brandes may terminate its Agreement on 60 days’ notice.

As compensation for its services, the Adviser receives a fee (paid by the Funds) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Advisory Fee
Brandes International Equity Fund	1.10% of first $10 million 0.95% of next $10 million 0.75% of next $30 million 0.65% on amounts above $50 million
M Large Cap Growth Fund*	0.65% of first $50 million 0.60% of next $50 million 0.55% on amounts above $100 million
Frontier Capital Appreciation Fund	0.90%
Business Opportunity Value Fund	0.65% of first $50 million 0.60 of next $50 million 0.55% of next $100 million 0.50% on amounts above $200 million

* Prior to October 12, 2009, the fee payable to the Adviser for the Fund was 0.45% of the average daily net assets of the Fund.

For the years ended December 31, 2009, December 31, 2008 and December 31, 2007 respectively, the Funds incurred the following amounts as investment advisory fees payable to the Adviser:

Fund	2009	2008	2007
Brandes International Equity Fund		$2,828,295	$3,642,030
M Large Cap Growth Fund		$621,301	$666,659
Frontier Capital Appreciation Fund		$1,399,786	$1,686,431
Business Opportunity Value Fund		$502,518	$483,099

Expenses of the Company

The Company incurs certain operating and general administrative expenses in addition to the Adviser's fee.  These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; dues of trade associations; interest; brokerage costs; and other expenses properly payable by the Company.  These expenses are allocated on the basis of the asset size of the respective Funds or by the Board of Directors, as appropriate.  Certain other expenses, including,  but not limited to, brokerage commissions, dealer markups, taxes, custody fees, expenses of redemption, and other costs properly payable by a particular Fund are borne directly and paid individually by such Fund.

Each year, from the inception of the Funds through April 30, 2011, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized average daily net assets.  For the years ended December 31, 2009, December 31, 2008 and December 31, 2007 respectively, the Fund’s received the following reimbursements:

Fund	2009	2008	2007
Brandes International Equity Fund		$0	$0
M Large Cap Growth Fund		$0	$0
Frontier Capital Appreciation Fund		$0	$0
Business Opportunity Value Fund		$0	$0

Sub-Advisers

The Adviser has retained the services of four Sub-Advisers to provide the day-to-day portfolio management for the Funds.

Brandes Investment Partners, L.P.

Brandes Investment Partners, L.P. (“Brandes”), Sub-Adviser to the Brandes International Equity Fund, is located at 11988 El Camino Real, Suite 500, San Diego, California 92130.  The Brandes International Equity Fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Glenn Carlson, Brent Woods, Jim Brown, Brent Fredberg, Jeffrey Germain and Ms. Amelia Morris, who are the six voting members of the firm’s Large Cap Investment Committee.  Messrs. Glenn Carlson, Brent Woods and Ms. Amelia Morris are also members of the firm’s Investment Oversight Committee.  The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes’ Investment Committees.  Glenn Carlson served as Managing Partner from 1996-2002, co-Chief Executive Officer (CEO) from 2002-2004 and CEO since 2004.  Brent Woods served as a Managing Partner from 1998-2002 and Managing Director-Investments since 2002.  Amelia Morris served as Senior Research Analyst from 1998-2004, and Director-Investments since 2004, Jim Brown served as Senior Research Analyst from 1996-2004 and Director-Investments since 2004.    Brent Fredberg served as an Analyst from 1999-2003, and Senior Research Analyst since 2003.  Jeffrey Germain served as Research Associate from 2001-2004, Sr. Research Associate from 2004-2005, and Research Analyst since 2005.  As of December 31, 2009, each member was responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Glenn Carlson

Brent Woods

Amelia Morris

Jim Brown

Brent Fredberg

Jeffrey Germain

The advisory fee for managing almost all of these accounts is not based on the performance of the account.  However, as of December 31, 2009 for ___ of these accounts, Brandes receives an advisory fee based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Glenn Carlson
Brent Woods
Amelia Morris
Jim Brown
Brent Fredberg

Jeffrey Germain

Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains.  In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.  Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.  In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Investment Opportunities

It is possible that at times identical securities will be held by more than one fund and/or account.  If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts.  For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions to provide, over the long-run, fair treatment for each client account.

Compensation

The firm’s compensation structure for portfolio managers/analysts is three-fold: competitive base salaries, participation in an annual bonus plan and eligibility for participation in the firm’s equity through partnership or phantom equity.  Compensation for the portfolio managers and analysts is fixed.  Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria.  The criteria include research productivity, performance of portfolio management professionals and the attainment of client service goals.  There is no difference in methodology of compensation among the accounts managed by these portfolio managers/analysts.

As of December 31, 2009, Glenn Carlson, Brent Woods, Amelia Morris, Jim Brown, Brent Fredberg and Jeffrey Germain beneficially owned no shares of the Brandes International Equity Fund.

DSM Capital Partners LLC

DSM Capital Partners LLC (“DSM”), Sub-Adviser to the M Large Cap Growth Fund, is located at 320 East Main Street, Mount Kisco, NY 10549.  DSM is independent and employee-owned.  DSM's investment team is responsible for the day-to-day management of the Fund under the direction of co-CIOs Daniel Strickberger and Stephen Memishian.  Other members of the team include portfolio manager/equity analysts Justin Burk, CFA, Paul Matlow, CFA, David McVey, CFA, Steve Tish, Eric Woodworth, CFA, and equity analysts Pinaki Kar and Ling Zhang.  As of December 31, 2009, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Stephen E. Memishian

Daniel B. Strickberger

Justin T. Burk

Pinaki Kar

Paul C. Matlow

David M. McVey

Steven D. Tish

Eric F. Woodworth

Ling Zhang

As of December 31, 2009, none of the members of the DSM investment team managed any accounts for which an advisory fee based on the account’s performance is earned.

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to DSM’s management of accounts, including the Fund, where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side-by-side management of accounts with performance-based fees,  and relating to a variety of other circumstances. In all cases, however, DSM believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  Please also see DSM’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation

DSM’s investment professionals receive a base salary commensurate with their level of experience.  DSM’s goal is to maintain base salaries and bonus compensation competitive with the broad investment industry (including alternative investment firms).  Bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance.  Each individual’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio.  Collaboration is expected and rewarded at DSM.  Importantly, the entire investment team, as well as other employees of the firm, are also shareholders in DSM.  This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Portfolio managers/analysts, along with all other DSM employees, are reviewed on an annual basis.  DSM’s co-founders, Stephen E. Memishian and Daniel Strickberger, are responsible for setting base salaries, bonus compensation and share ownership amounts.

As of December 31, 2009, none of the members of the DSM investment team beneficially owned any shares of the M Large Cap Growth Fund.

Frontier Capital Management Company, LLC

Frontier Capital Management Company LLC (“Frontier”), Sub-Adviser to the Frontier Fund, is located at 99 Summer Street, Boston, Massachusetts 02110.  Frontier is 25% owned by Frontier management and 75% indirectly owned by Affiliated Managers Group, Inc. ("AMG"), an asset management holding company located at 600 Hale Street, Prides Crossing, Massachusetts 01965.  As of December 31, 2009, AMG had 25 affiliates that collectively manage approximately $253 billion in assets.  Mr. Michael Cavarretta is responsible for the day-to-day management of the Fund.  As of December 31, 2009, Mr. Cavarretta is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Michael Cavarretta

As of December 31, 2009, Mr. Cavarretta did not manage any accounts for which the advisory fee was based on performance.

Conflicts of Interest

In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest.  An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets because Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains.  In order to address this potential conflict, Frontier's trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts.  Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

Compensation

Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans.  In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in Frontier’s profits and long-term growth.  The annual bonus is variable and based primarily upon management fee revenues generated from client accounts.  There is no difference in methodology of compensation amongst the accounts managed by any portfolio manager.

As of December 31, 2009, Mr. Cavarretta did not beneficially own any shares of the Frontier Capital Appreciation Fund.

Iridian Asset Management LLC

Iridian Asset Management LLC (“Iridian”), Sub-Adviser to the Business Opportunity Value Fund, is located at 276 Post Road West, Westport, Connecticut 06880. Arovid Associates LLC, a Delaware limited liability company, (“Arovid”), and Larenjay, Inc., a Delaware corporation (“Larenjay”), own 100% of the limited liability company interests of Iridian. Arovid owns 99%, and Larenjay owns 1% of such limited liability company interests. David L. Cohen and Harold J. Levy, Iridian’s founders, own 25% of Arovid, with the remainder held equally by two entities held by Messrs. Cohen and Levy and their respective family trusts. Larenjay is owned 50% by Mr. Cohen and 50% by Mr. Levy.  Mr. Cohen and Mr. Greenberg are responsible for the day-to-day management of the Fund. As of December 31, 2009, Messrs. Cohen and Greenberg are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

David Cohen

Matt Greenberg

As of December 31, 2009, Messrs. Cohen and Greenberg do not manage any accounts for which an advisory fee based on the account’s performance is earned.

Conflicts of Interest

Iridian serves as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of the Fund managed by Messrs. Cohen and Greenberg.  In addition, Iridian currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation, such as performance fees.  Consequently, Iridian’s investment management activities may present conflicts between the interests of the Fund and those of the Adviser and/or Iridian and potentially among the interests of various accounts managed by the Adviser and/or Iridian, principally with respect to allocation of investment opportunities among similar strategies.  Although Iridian has adopted allocation procedures intended to provide for equitable treatment of all accounts, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment.  The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account’s tax position, concentration tolerance or minimum investment size policies.

Compensation

Iridian’s portfolio manager compensation is a combination of salary, discretionary bonus and automatic participation in a company-funded retirement plan.  Cash bonuses are the most significant portion of total compensation.  Annual bonus compensation is based on a portfolio manager’s (i) success at moving the investment process forward; (ii) generation of successful research ideas; and (iii) the extent of his or her participation in Iridian’s overall success.  Iridian’s portfolio managers are not compensated for new business development or client retention.

In addition, Iridian has established a program pursuant to which it will grant interests in Iridian akin to stock options to current and future employees as a form of long-term incentive.  The program is designed to allow investment staff and other key employees to participate in Iridian’s long-term growth of the value of the firm.  25% of these interests vest three years after awarded.  An additional 25% vests in each of the three years thereafter.

As of December 31, 2009, neither Mr. Cohen nor Mr. Greenberg beneficially owned any shares of the Business Opportunity Value Fund.

Sub-Advisory Fees

As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Sub-Advisory Fee
Brandes International Equity Fund	0.95% on the first $10 million 0.80% on the next $10 million 0.60% on the next $30 million 0.50% on amounts over $50 million
M Large Cap Growth Fund*	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on amounts above $100 million
Frontier Capital Appreciation Fund	0.75%
Business Opportunity Value Fund	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on the next $100 million 0.35% on amounts above $200 million

* Prior to October 12, 2009, Turner Investment Partners, Inc. served as the Sub-Adviser to the Fund for a fee of 0.30% of the average daily net assets of the Fund.

Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus and above.  For the years ended December 31, 2009, December 31, 2008 and December 31, 2007 respectively, the Adviser paid the Sub-Advisers the following sub-advisory fees:

Sub-Advisor	2009	2008	2007
Brandes Investment Partners, L.P.		$2,199,544	$2,825,768
Turner Investment Partners, Inc.*		$414,137	$444,327
DSM Capital Partners LLC*		-	-
Frontier Capital Management, LLC		$1,166,422	$1,405,390
Iridian Assets Management, LLC		$383,074	$368,578

*DSM Capital Partners LLC replaced Turner Investment Partners, Inc. as the subadviser for the M Large Cap Growth Fund on October 12, 2009.  The sub-advisory fees paid to Turner Investment Partners, Inc. are for the period January 1, 2009 through October 12, 2009.  The sub-advisory fees paid to DSM Capital Partners LLC are for the period October 12, 2009 through December 31, 2009.

Change of Sub-Advisers

The Company and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Company's Board of Directors, to retain a different Sub-Adviser for a Fund, as well as to change the terms of a sub-advisory agreement, without submitting the investment sub-advisory agreements to a vote of the Fund's shareholders.  The Company will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Fund.

Distributor

M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds.  The Distributor is a wholly-owned subsidiary of M Financial Group.  No fees are due the Distributor for these services.  The Distributor conducts a continuous offering and is not obligated to sell a specific number of shares.  The principal executive offices of the Distributor are located at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209.  The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

Custodian and Transfer Agent

Pursuant to a Custodian Agreement and a Transfer Agency and Service agreement with the Company, State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, MA 02116, holds the cash and portfolio securities of the Company as custodian and acts as the Company's transfer agent.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company.  State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company.  Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems.  Pursuant to the Custodian Agreement and Rule 17f-5 under the 1940 Act, State Street acts as the Company's global custody manager.  Portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, which are selected and overseen by State Street in accordance with regulations under the 1940 Act.

Administrator

Pursuant to the Company’s Administration Agreement with State Street, State Street provides certain administrative services to the Company, such as calculating each Fund's net asset value and standardized performance information, preparing annual and semi-annual reports to shareholders and the SEC, preparing various materials for filing with the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.

For the years ended December 31, 2009, December 31, 2008 and December 31, 2007, the Company incurred the following custody, fund accounting, transfer agency and administration fees payable to State Street:

Fund	2009	2008	2007
Brandes International Equity Fund		$709,069	$812,114
M Large Cap Growth Fund		$235,870	$158,858
Frontier Capital Appreciation Fund		$176,817	$176,972
Business Opportunity Value Fund		$129,478	$112,542

Independent Registered Public Accounting Firm

[__________________], 1835 Market Street, 26th Floor, Philadelphia, PA 19103, served as the Funds’ independent registered public accounting firm for the period August 7, 2008 through December 31, 2008 and for the fiscal year ended December 31, 2009 and audited the Funds’ financial statements for the fiscal years ended December 31, 2008 and December 31, 2009.

Legal Counsel

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, serves as counsel to the Company.

Brokerage Allocation and Other Practices

The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services.  Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Sub-Advisers.  Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by a Sub-Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund.  Trading does, however, involve transaction costs.  Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices.  Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

In placing orders for portfolio securities of a Fund, its Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances.  While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.  Within the framework of this policy, the Sub-Advisers may consider such factors as (1) the market impact of a trade, (2) the execution capabilities of the broker or dealer, (3) the size of the transaction, (4) the difficulty of executing the transaction, (5) the operational facilities of the broker or dealer, and (6) the risk to the broker or dealer of positioning a block of securities.  In addition, the Sub-Advisers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Sub-Advisers and their affiliates, or other clients of the Sub-Advisers or their affiliates.  Such research and investment services include statistical and economic data and research reports on particular companies and industries.  Such services are used by the Sub-Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts.  Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Sub-Advisers in providing investment sub-advisory services to the Funds.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Sub-Adviser or an affiliate acts as investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers.  In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

The Funds paid the following brokerage commissions for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively:

Fund	2009	2008	2007
Brandes International Equity Fund		$220,423	$497,302
M Large Cap Growth Fund		$392,595	$224,268
Frontier Capital Appreciation Fund		$179,546	$188,647
Business Opportunity Value Fund		$312,825	$237,486

As of December 31, 2009, the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in Rule 10b-1under the 1940 Act as follows:
Value
Brandes International Equity Fund
M Large Cap Growth Fund .
Frontier Capital Appreciation Fund
Business Opportunity Value Fund

Capital Stock and Other Securities

The Company issues a separate class of shares for each Fund representing fractional undivided interests in that Fund.  The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities.  The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter.  Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series.  However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

Under normal circumstances, the Company will redeem shares of the Funds in cash within seven days.  However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on the NYSE is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, the Company is not required to hold annual shareholder meetings and does not intend to do so.

Control Persons and Principal Shareholders

Shares of the Funds will be owned by qualified pension plans, retirement plans, and insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts.  As of [March 31, 2010], John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Company of Arizona, ING Security Life of Denver, Lincoln National Life Insurance Co., New York Life and Annuity Corp., Nationwide Financial Services, Inc. and SunLife Insurance Co. through their separate accounts, and the separate accounts of insurance company subsidiaries, as well as M Financial Holdings Incorporation through direct ownership of seed money shares, owned all shares of the Funds.  John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.  As of March 31, 2009, the ownership of each Fund was as follows:

	Brandes International Equity Fund	M Large Cap Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
M Financial Holdings Inc.
John Hancock Variable Life Insurance Co.
Pacific Life Insurance Co.
Pruco Life Insurance Company of Arizona
ING – Security Life of Denver
Lincoln National Life Insurance Co.
New York Life Insurance Co.
Nationwide Financial Services, Inc.
SunLife Insurance Co.

The addresses of each owner of the Funds' shares are as follows:

M Financial Holdings Incorporated, M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209

John Hancock Variable Life Insurance Company, 529 Main Street, Charlestown, MA 02129

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

Pruco Life Insurance Company of Arizona, 213 Washington Street, Newark, NJ 07102

ING – Security Life of Denver, 1290 Broadway, Denver, CO 80203

Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, IN 46802

New York Life Insurance Company, 169 Lackawanna Avenue, Parsippany, NJ  07054

Nationwide Financial Services, Inc., One Nationwide Plaza 1-09-V3, Columbus, Ohio 43215

SunLife Insurance Co., One Sun Life Executive Park, SC1335, Wellesley Hills, MA 02481-5699

As of [March 31, 2010], the officers and the members of the Board of the Company, as a group, owned less than 1% of the Funds’ total shares outstanding.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value

The net asset value per share, in accordance with procedures adopted by the Board of Directors, is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund's outstanding shares.  All securities are valued as of the close of regular trading on the NYSE.  Each Fund will compute its net asset value once daily as of the close of such trading (usually 4:00 p.m., Eastern time).  In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio assets of the Funds are valued as follows:

(a)  securities and other investments traded on any U.S. exchange are valued at the last sale price on that exchange; if no sale occurs, securities traded on a U.S. exchange are valued at the most recent bid prices;

(b)  securities and other investments traded on the National Association of Securities Dealers Automated Quotation system ("NASDAQ") are valued at the NASDAQ Official Closing Price; if no sale occurs, securities traded on NASDAQ are valued at the  most recent bid prices;

(c)  securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE; however, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value; the Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price; the use of a fair value price  may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV;

(d)  over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the most recent bid prices;

(e)  debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Sub-Adviser and approved by the Board of Directors if those prices are deemed by the Sub-Adviser to be representative of market values at the close of business of the NYSE;

(f)  all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Sub-Adviser to be representative of market values, or for which market quotations are not readily available, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

(g)  debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities.  The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the daily exchange rates provided by recognized independent pricing agents or as determined in good faith by or under procedures established by the Board of Directors.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business in the U.S. on each business day.  In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days.  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days for the Company and days on which a Fund's net asset value is not calculated.  Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the closing of the exchange they principally trade on and the close of regular trading on the NYSE may be reflected in a Fund's calculation of net asset value.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security.  During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this Statement of Additional Information.  Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Company intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year.  If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Company intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes.  In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income tax on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers that are controlled by the Fund that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum for: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”).  To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings.  However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund.  In order to avoid this excise tax, the Company intends that each of the funds will qualify for this exception each year or will make sufficient distributions to satisfy the excise tax avoidance requirements each year.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts.  A separate account may meet these requirements by investing solely in shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder.  These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest.  In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•	No more than 55% of a Fund’s total assets may be represented by any one investment
•	No more than 70% by any two investments
•	No more than 80% by any three investments
•	No more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities and securities of other regulated investment companies.  For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Accordingly, compliance with the above requirements is carefully monitored by the Funds’ investment advisers and subadvisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time.  Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser and subadvisers might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known.  The Company intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency options contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (this is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Company seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund Shares until amounts are withdrawn from the contract or plan.  For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.  For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

Other Information

Financial Statements

[__________________] acted as the Funds’ independent registered public accounting firm for the period August 7, 2008 through December 31, 2008 and for the fiscal year ended December 31, 2009.  The 2009 Financial Statements for the Funds, which are contained in the Company's Annual Report to Shareholders, are incorporated by reference in this SAI.

Company Name

The Company's Articles of Incorporation acknowledge that the Company adopted its name through permission of M Life Insurance Company, an affiliate of the Adviser.  If the investment adviser to the Company is not the Adviser or another affiliate of M Life Insurance Company, the Company will eliminate the name "M" from its name upon written request of M Life Insurance Company.

Other Information

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.  The registration statement, including exhibits, may be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

Appendix A

DESCRIPTION OF PROXY VOTING PROCEDURES

M Fund, Inc.
(the “Company”)

Proxy Voting Policies

Reliance on Subadvisers.  The subadvisers (“Subadvisers”) to the various series (the “Funds”) of the Company are responsible for the day-to-day purchases and sales of portfolio securities for the Funds.  As a result, each Subadviser will generally possess the best knowledge regarding the issuers of the securities held by the Fund that it manages, and is therefore in the best position to decide how to vote and should be responsible for voting proxies on such securities.  For similar reasons, it is the policy of the Company that a Subadviser should follow its own policies and procedures for voting securities (“Subadviser Policies”) for the Fund that it manages.

General Requirements for Subadviser Policies.  In light of the Company’s policy to rely on the Subadviser Policies, the Company generally does not have specific requirements for the content of Subadviser Policies.  However, the Company will review the Subadviser Policies to ensure that, under such Subadviser Policies, proxies must be voted consistent with the best interests of each Fund as reasonably determined by the Subadviser and that the Subadviser has procedures in place that are reasonably designed to ensure that proxies for the Fund(s) that it manages will be so voted.

Compliance with Rules and Regulations.  Of course, it is the Company’s policy to comply with all applicable laws and regulations with respect to proxy voting.  To this end, the Company will request such information from the Subadvisers as is reasonably necessary to report all information regarding proxy voting that is required in filings with the Securities and Exchange Commission or that it is necessary so that reports may be made periodically to the Board of Directors of the Company.  The Company will also have standing instructions to the Subadvisers to inform the Company of (a) any deviations from its policies or exceptions made in actually voting, and (b) any material changes to its policies.

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EFFECTIVE AS OF
May 30, 2008

BRANDES INVESTMENT PARTNERS, L.P.
Proxy Voting Policy

Brandes Investment Partners, L.P. (“Brandes”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA Plans”). This document sets forth Brandes’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

I.	OBJECTIVE

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of management and/or a third-party proxy service provider (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Brandes’ Corporate Governance Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request. The Guidelines, which have been developed with reference to the positions of certain third party proxy service providers, set forth Brandes’ positions on recurring issues and criteria for addressing non-recurring issues.

II.	ACCOUNTS FOR WHICH BRANDES HAS PROXY VOTING RESPONSIBILITY

Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts. Brandes’ form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing. As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA Plans. Where authority to manage ERISA Plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Plan should:

•	Be in writing;

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•	State that Brandes is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	Be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

III.	ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy voting policies, if a client has such a policy and instructs Brandes to follow it, Brandes will follow those instructions except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA Plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Brandes must, to the extent possible, comply with each client’s proxy voting policy  (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

IV.	ARRANGEMENTS WITH PROXY SERVICE PROVIDERS

Brandes presently uses the following firms as third-party proxy service providers (“PSP”) to assist in voting proxies.

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Risk Metrics Group (“RMG”) is a proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. RMG’s primary function with respect to Brandes is to appraise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

•
Broadridge Financial Solutions’ Proxy Edge service is an electronic proxy voting and vote-tracking service. Broadridge’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

•
Glass, Lewis & Co., LLC is a leading research and professional services firm that assists institutions globally that have investment, financial or reputational exposure to public companies. It provides research and recommendations for Brandes for voting on proxy proposals.

•
Proxy Governance, Inc. provides research and proxy voting recommendations on U.S. and non-U.S. publicly traded companies. Coverage is based on securities held in client portfolios. For non–U.S. companies, research and recommendations may be provided through partnerships with other leading proxy advisory firms, or directly by Proxy Governance when proxy materials are reasonably available in a timely manner.

Although we may consider RMG’s and others’ recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions. For ERISA Plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of a PSP or the ERISA Plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

V.	CONFLICTS

Brandes is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Brandes; (ii) Brandes has material business relationships with participants in proxy contests, corporate directors or director candidates; or (iii) a Brandes employee has a material personal interest in the outcome of a particular matter before shareholders.

Brandes is committed to resolving all such and similar conflicts in its clients’ best interests. Brandes has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise.  When there are proxy voting proposals, however, that give rise to conflicts of interest that are not addressed by the Guidelines, the Corporate Governance Committee will consult the Head of Compliance (“HOC”) and the approach taken to address the conflict situation shall be documented in writing.  If necessary, the Corporate Governance Committee, the HOC, and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest.  Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Brandes and the issuer, its officers or directors, director candidates, or proxy proponents; or (iv) voting in other ways that are consistent with Brandes’ obligation to vote in its clients’ best interests.

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Brandes has taken various steps to neutralize potential conflicts that may arise with PSPs, such as RMG, that also provide other products and services to issuers.  RMG has made a copy of its policies, procedures and practices regarding potential conflicts of interest available to Brandes.  In addition, RMG shall, on a periodic basis, provide Brandes with a list of those companies that have a business relationship with RMG.  Brandes exercises best efforts to compare this list to proxies it votes on behalf of clients so that potential conflicts of interest are made known at the time of voting proxies.  In addition, Brandes' Corporate Governance Committee reviews, not less than annually, potential material conflicts of interest disclosed to Brandes by RMG.  Finally, Brandes obtains additional proxy voting information from other PSPs as an additional check on the independence of the voting recommendations provided to Brandes by RMG.

VI.	SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although Brandes has arrangements with PSPs, voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions, and share blocking.

•
To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes’ judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

•	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•
Lack of a “proxy voting service” by custodians in certain countries.  In countries in which custodians do not offer a “proxy voting service”, Brandes will attempt, on a best efforts basis, to lodge votes in such countries.

•	Presence of voting fees in countries in which custodians do not offer a “proxy voting service”, may limit Brandes’ ability to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

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VII.	REPORTS

An insert to Brandes’ Form ADV, Part II and the Brandes website describe how clients may obtain information from Brandes about how we voted proxies with respect to their securities. If requested, Brandes provides clients with periodic reports on Brandes’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA Plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes’ activities, including our decisions and actions with regard to proxy voting. Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

VIII.	OPERATIONAL PROCEDURES

A.	Role of the Reorganization Department

Brandes’ Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will monitor for the client’s custodian to forward proxy materials it receives to Brandes and certain PSPs. The Reorganization Department is also responsible for providing the PSPs with a list of client holdings on a regular basis to enable them to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department logs the receipt of the materials from various sources in a pending file until the PSPs provide voting recommendations electronically. The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also compiles and maintains information, for each client for which Brandes votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

B.	Role of the Investments Group in Voting Proxies

Once the PSP’s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) and/or investment committee(s) for consideration. In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee, except to the extent superseded by client proxy voting policies. Proposals not covered by the Guidelines and contested situations are, at the relevant analyst’s request, evaluated on case-by-case basis by a member of the Corporate Governance Committee and/or the relevant investment research team(s) or investment committee(s). The firm’s voting decisions are then communicated by the Reorganization Department to Broadridge, or other 3rd party voting agents.

C.	Role of the Corporate Governance Committee

Brandes’ Corporate Governance Committee is responsible for setting, reviewing from time to time, but at least annually, and making appropriate changes to the firm’s position on various corporate governance issues, as set forth in the Guidelines. The Corporate Governance Committee shall also provide oversight to the firm’s investment research teams and/or investment committees from time to time on significant proxy voting proposals or issues. Generally, a member of the Corporate Governance Committee must approve a decision to vote proxies contrary to the recommendation of the PSPs.

D.	Disclosures of Proxy Voting Intentions

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Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the advance approval of its General Counsel.  This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA Plans or other clients for which Brandes votes proxies. Disclosure of Brandes’ proxy voting intentions – especially where done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

IX.	SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan are perceived to outweigh the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Brandes’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

X.	RECORDKEEPING

The Brandes Reorganization Department will maintain copies of the following records for a period of five years, the first two in an easily accessible place, in accordance with the Investment Advisers Act of 1940.  Specifically, Rule 204-2 requires that we:

•	Copies of all policies and procedures relating to proxy voting.

•	A copy of each proxy statement received regarding client securities.

•	A record of each vote cast on behalf of a client.

•	A copy of any document created by Brandes that was material to making a decision how to vote proxies on behalf of the client or that memorializes the basis for that decision.

•
A copy of each written client request for information on how Brandes voted proxies on behalf of the client, and a copy of any written response by Brandes to any (written and oral) client request for information on how Brandes voted proxies on behalf of the requesting client.

XI.	PROXY VOTING REVIEW COMMITTEE

No less frequently than annually, the Proxy Voting Review Committee shall meet to review and discuss the operation of Brandes’ proxy voting procedures.  The Committee shall consist of, at least, the following individuals:

•	The HOC (who shall act of the Chair of the committee)

•	The General Counsel or his/her designee

•	A representative of the Corporate Governance Committee

•	A representative of the Reorganization Department

•	A representative of the Research Department

In reviewing the proxy voting procedures, the Committee shall consider the operation of the policies and procedures since the previous review, including but not limited to the following areas:

•	Operational aspects of the policies and procedures (e.g., is information getting to the necessary people in a timely fashion or have any votes been missed)

•	Maintenance of all required records

•	Performance of service providers (RMG, Broadridge, Glass Lewis and Proxy Governance)

•	Conflict of interest issues

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•	Any instances where Brandes has failed to comply with its policies

•	Any suggested revisions to the policies and procedures

The HOC shall meet with the Office of the CEO no less frequently than annually to discuss the results of the Proxy Voting Committee’s review of the policies and procedures.

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BRANDES INVESTMENT PARTNERS, L.P.

XII.	PROXY VOTING GUIDELINES SUMMARY

Summary

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

•	Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.

•	In general, Brandes opposes anti-takeover proposals and supports the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

•
In general, Brandes supports proposals that enhance shareholder rights through protecting the ability to call special meetings, act by written consent, access proxy voting materials, and by lowering the requirement for supermajority shareholder vote requirements on certain important governance issues.

•
It is not possible to represent fairly the diverse views of our clients on proposals regarding social, political, and environmental issues and, therefore, unless directed by a client to vote in a certain manner, we will generally vote in accordance with the recommendations of management and/or RMG or abstain from voting on the respective issues.

•
Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the relevant investment research team(s) or investment committee(s) and/or the Corporate Governance Committee, typically with reference to third-party recommendations and analysis.

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XIII.	PROXY VOTING GUIDELINES

The following guidelines have been developed with reference to the positions of Risk Metrics Group (“RMG”), formerly Institutional Shareholders Services, Inc, (“ISS”). Exceptions and modifications to these guidelines may occur with respect to issues that arise relating to certain companies and/or unique circumstances in certain countries.

A.	The Board of Directors

1.	Voting on Director Nominees in Uncontested Elections

We generally support the election of a company’s nominees for director and believe that the board’s nominating committee is in the best possible position to evaluate the qualification of directors and the needs of a particular board. Brandes believes that the election of a majority of independent directors is critical to long term shareholder value. In determining whether to support a board nominee, we will consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Nominee’s attendance at meetings (past two years);

•	Nominee’s investment in the company;

•	Whether a retired CEO sits on the board; and

•	Whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

•	Number of other board seats held by nominee; and

•	Interlocking directorships.

2.	Voting on Director Nominees in Contested Elections

We review on a case-by-case basis the directors nominated for election in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident nominated directors and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

3.	Voting on Director Nominees by Bundled Slate

In countries where directors are voted on by slate, we will generally abstain from voting on the board of directors when presented as a slate and there is no disclosure on the individual directors.

Disclosure of director background, experience, performance and accountability to shareholder interests is favored in order that shareholders may vote appropriately for the most qualified director nominees who would add value to the management of the company.

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4.	Separating Chairman/CEO

We will generally vote for resolutions to separate the Chairman and CEO positions unless the company has a strong countervailing governance structure, which includes an independent lead director that is elected by and from the independent board members with clearly delineated duties, a minimum two-thirds independent board, all key committees comprised of independent directors, and established governance guidelines.

5.	Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining the independence of a board member, we base the classification on the standards issued by the primary stock exchange in which the company is listed.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

6.	Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

8.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

B.	Auditors

We generally rely on the judgment of the board’s audit committee in selecting the independent auditors that will provide the best service to the company.  In doing so, we generally support the ratification or reappointment of the company’s auditor unless:

•	The auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence;

•	There is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors receive a significant amount of compensation for non-auditing activities or consulting activities.

C.	Proxy Contests, Tender Offer Defenses, and Miscellaneous Governance Provisions

1.	Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote for proposals that require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, provided such proposals include adequate provisions which address vote standards in contested elections of directors.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

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We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting and will generally vote for proposals to provide for or restore cumulative voting unless the company currently provides for Proxy Access or a similar structure or has adopted a Majority Vote Standard.

In situations where insider voting power is greater than 50%, i.e. controlled company, we will generally vote for proposals to provide for cumulative voting.

4.	Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

5.	Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

6.	Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We generally vote for shareholder proposals to redeem a company's poison pill.

We generally vote against management proposals to ratify a poison pill.

We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

7.	Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on case-by-case basis anti-greenmail proposals, when they are bundled with other charter or bylaw amendments.

8.	Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

9.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

10.	Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

11.	Confidential Voting

We generally vote for shareholder proposals that request corporations adopt confidential voting, use independent tabulators and use independent inspectors of elections. We vote for management proposals to adopt confidential voting.

12.Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

13.	Bundled Proposals

We review on a case-by-case basis, bundled or "conditioned" proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

14.	Majority-Supported Shareholder Proposals

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast for two consecutive years or a majority of shares outstanding for one year on a case-by-case basis. A vote to withhold votes will be based, in part, on the following principles:

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•	Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

•	A board ignoring two different majority-supported proposals in back-to-back years will face a “withhold” recommendation.

•
If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case-by-case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

15.	Miscellaneous Governance Provisions

All other governance related issues not specifically addressed elsewhere in these Guidelines are voted on a case-by-case basis upon evaluating each proposal on its merits, based on the particular facts and circumstances.

D.	Capital Structure

1.	Common Stock Authorization

We review on case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing issued share capital by more than 100% unless a clear need for the excess shares is presented by the company.

We vote against proposed common stock authorizations without preemptive rights that are in excess of 5% of the company’s issued share capital.

2.	Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

4.	Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

We review on case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

7.	Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  We consider the following issues:

•	Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control -- Will the transaction result in a change in control of the company?

•	Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we vote for proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

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8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

E.	Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

In evaluating a compensation plan, we consider equity-based compensation along with the cash components of pay and attempt to determine the dilutive effect both on shareholder wealth and on voting power.  However, in recognition of the fact that it is difficult, if not impossible, for us to develop specific quantitative rules regarding compensation plans that apply to all companies, we instead tend to focus on the following:

•	The process used by a company to establish compensation plans. Is it fundamentally sound (i.e., is the process logical; are outside experts employed) and replete with independence?

•	The structure of the overall compensation program. Does the total potential compensation (cash and non-cash elements) appear reasonable and fair for this company and industry?

•	The link between compensation and the creation of long-term shareholder value. Does the plan:

•	Incentivize long-term thinking and stewardship of the company instead of focusing on achieving short-term metrics?

•	Provide for adequate compensation to attract and retain competent managerial talent suitable to the challenges and opportunities faced by the individual company?

•	Directly tie incentive compensation to performance with above-average rewards only being earned if shareholders are being rewarded with above-average corporate performance?

•	Include downside potential as well as up-side rewards without the possibility for a material “second chance” (i.e. repricing of options)?

•	Measure performance on clearly objective criteria that are consistent with increases in shareholder value (i.e., ROIC, EVA, etc.)?

•	Require significant ongoing share ownership by the executive or director?

Other factors we consider in evaluating compensation plans include the following:

1.	Disclosure Policy for Compensation Plans

When reviewing compensation plans in markets where information is limited, at the very minimum, we seek to obtain information regarding (1) the total dilution level and (2) the exercise price.

In markets where certain terms are regularly disclosed and a company has not disclosed this information, we generally a vote against the plan for substandard disclosure.

2.	Advisory Votes on Executive Compensation – Say-on-Pay

We will generally vote for shareholder sponsored Say-on-Pay proposals, calling for advisory votes on executive compensation, unless the company currently provides for Proxy Access or a similar structure and/or has adopted a Majority Vote Standard.

In cases where a company has adopted an Advisory Vote on Executive Compensation, we will generally vote on a case-by-case basis, considering the above mentioned factors.

3.	Discounted Options and Restricted Stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed on a case-by-case basis.

We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well defined and challenging performance criteria.

4.	Options Expensing

We will generally vote for shareholder proposals to expense options.  We will not support such a shareholder resolution if the company has already publicly committed to expensing options by a specific date.

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5.	Option Repricing

We generally oppose the repricing of options, which includes all of the following that constitute repricings

•	Reduction in exercise price of outstanding options.

•	Cancellation and regrant of options at lower exercise prices. This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting).

•	Substitution of restricted stock for underwater options.

•	Buyback of underwater options and issuance of new awards.

6.	Performance-Based Stock Options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis.  Voting decision will therefore take into account the following:

•	Whether the proposal mandates that all awards be performance-based.

•	Whether the proposal extends beyond executive awards to those of lower ranking employees.

•	Whether the company’s stock-based compensation plans meet certain shareholder value transfer criteria and do not violate our repricing guidelines.

7.	Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

F.	Mergers and Corporate Restructurings

1.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	Changes in corporate governance and their impact on shareholder rights.

2.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

3.	Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Reincorporation

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Proposals to change a company’s state or country of incorporation are reviewed on a case-by-case basis, giving consideration to both financial and corporate governance factors including the reason for reincorporation, a comparison of the governance provisions and jurisdictional laws, and potential economic costs and benefits.

H.	Money Market Funds

For money market funds in which we have not selected the fund, we will not review proxies, but instead we will vote with the recommendations of a third party proxy service provider on all proposals. In rare circumstances when no such entity provides recommendations, we vote proposals in accordance with the recommendations of management.

I.	Social, Political, and Environmental Issues

In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, we generally vote in accordance with the recommendations of RMG on these issues, although, on occasion we abstain from voting on these issues.

XIV.	PROXY VOTING POLICY AND PROCEDURES FOR BRANDES INVESTMENT TRUST

The Board of Trustees of Brandes Investment Trust (the “Company”) has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolio (“Fund”).

A.	Proxy Voting Policy

The policy of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Brandes Investment Partners (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

B.	Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

C.	Proxy Voting Procedures

1.
At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser shall notify the Board promptly of materials changes to any of these documents.

2.
At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

D.	Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the board, in whole or in part, at any time.

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E.	Annual Filing of Proxy Voting Record

1.	The Company shall include in its Form N-1A registration statement:

a.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

b.
A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

2.	The Company shall include in it Annual and Semi-Annual Report to shareholders:

a.
A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Company’s toll-free telephone number or through a specified Internet address, and on the SEC website.

b.
A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free number (or through a specified Internet address or both) and on the SEC website.

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DSM CAPITAL PARTNERS
PROXY VOTING POLICY

DSM Capital Partners LLC ("DSM"), as a matter of policy, votes proxies for pooled investment vehicles that it manages, for ERISA accounts that require the investment manager to vote proxies, and as an accommodation to clients who ask the firm to vote their proxies.  As many clients wish to vote their own proxies, in most cases, DSM does not generally vote proxies.  DSM's standard non-ERISA client agreements include a statement that DSM does not generally vote proxies in the client's account.  Further, DSM does not vote proxies for unsupervised securities, or proxies associated with securities that were transferred to DSM but subsequently sold because the securities were not in DSM’s model portfolio at that time.

As a fiduciary to those clients who have asked DSM to vote proxies, the firm has a responsibility to vote such proxies consistent with the best economic interests of clients.  DSM presently utilizes the services of RiskMetrics Group ("RMG") through its ISS Governance Services to vote all proxies and believes that RMG provides a comprehensive, high quality and objective service.  DSM may choose at any time to utilize an alternative service that it believes to be comparable to RMG.  Were DSM not to contract with a third-party proxy voting service such as RMG, DSM will utilize the following proxy voting guidelines and procedures as to the handling, voting, and reporting of proxy voting, and DSM will make appropriate disclosures concerning the firm’s proxy policy and procedures.

Operational Items

DSM generally supports policies that strengthen shareholders’ rights with regard to: annual and special shareholder meetings, ratification of auditors (unless auditor has a financial interest, has rendered an inaccurate opinion, has poor accounting practices, or if fees for non-audit services are excessive), maintaining shareholders’ ability to vote on transactions, compensation or other general corporate issues that may arise.  DSM will generally vote against proposals where wording is deemed to be too vague or if the proposal encompasses "other business."

Board of Directors

DSM supports policies that allow for strong corporate governance, including a majority of independent directors and key committees that are chaired by independent directors.  Declassified boards are supported and cumulative voting of stock is opposed.  DSM supports liability protections for directors but not protection for gross negligence, willful misconduct or fraud.  DSM prefers stock ownership by boards, but does not require it.

DSM will vote on director nominees on a case-by-case basis, withholding or voting against a nominee for attending less than 75% of meetings, sitting on more than six public company boards, or serving as CEOs of public companies while sitting on boards of more that two public companies besides their own.  DSM also votes against directors who lack accountability and oversight coupled with sustained poor performance.

Proxy Contests

In contested elections, the following is taken into account:  the target company’s long-term financial performance relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees (both slates), stock ownership positions, evaluation of what each side is offering shareholders, and the likelihood that the proposed objectives and goals can be met.  DSM supports confidential voting.

Anti-Takeover Defenses and Voting Related Issues

DSM votes on a case-by-case basis on "advance notice" proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible.  DSM's policy is to oppose proposals that weaken shareholders’ rights in the event of proposed mergers and acquisitions.  DSM supports shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has a shareholder approved poison pill in place or the company has a policy in place concerning the adoption of a poison pill in the future specifying that it will only be adopted if shareholders have approved the plan or the board determines that it is in the best interest of shareholders and it is put to a shareholder vote within 12 months of adoption.  DSM opposes giving the board of directors’ exclusive authority to amend the bylaws, and supports proposals to allow or make easier shareholder actions by written consent.  DSM also opposes proposals that require a supermajority vote and votes for proposals to lower supermajority vote requirements.  DSM supports proposals for shareholders to call special meetings and supports proposals that remove restrictions on the right for shareholders to act independently of management.

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Mergers and Corporate Restructuring

For mergers, acquisitions, divestitures, joint ventures, private placements, spin-offs, DSM evaluates the merits and drawbacks of the proposed transaction, taking into consideration at least the following factors:

▪	Valuation - is the value to be received (or paid) reasonable? Emphasis is placed on the offer premium, market reaction and strategic rationale.
▪	Market Reaction - how has the market reacted to the proposed deal?
▪
Strategic Rationale - does the deal make sense strategically?  Cost and revenue synergies should be reasonably achievable.  Management needs to have a favorable track record of successful integration of historical acquisitions.

▪	Negotiations and process - is the process fair and equitable?
▪
Conflicts of interest – will insiders benefit from the transaction disproportionately and inappropriately vs. non-insider shareholders?  Could these interests have influenced certain directors or officers to support or recommend the merger?

▪	Governance - will the combined company have better or worse governance than the current governance profiles of the respective parties to the transaction?
▪	Dilution to existing shareholders
▪	Control issues
▪	Other financial issues

State of Incorporation

DSM votes against proposals to amend the charter to include control share acquisition provisions.  DSM votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.  Reincorporation proposals are supported that are based on sound business reasons and do not infringe upon or weaken shareholders’ rights.  DSM votes against proposals that ask the board to consider non-shareholder constituencies when evaluating a merger or business combination.  DSM votes on a case-by-case basis on proposals to "opt in" or "opt out" of state takeover statutes.

Capital Structure

Proposals to change capital structure are evaluated for their impact and ability to strengthen shareholder rights.  DSM opposes creating new classes of stock with different voting rights, opposes increasing authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill) and opposes increases in common stock that allow for excessive granting of options.  Proposals authorizing new classes of stock with unspecified voting, conversion, dividend distribution, and other rights are opposed.  Proposals that give the board exclusive authority to amends the bylaws are opposed and proposals that give the board, as well as shareholders, the ability to amend the bylaws are supported.

Executive and Director Compensation

DSM supports executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value.  The salaries, annual bonuses and option/restricted stock programs are considered together in determining the reasonableness of compensation packages.  DSM supports salaries that are consistent with industry standards, and annual bonuses that require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies.  DSM supports stock compensation programs that limit the dilution to public shareholders while providing incentive to management and directors to increase shareholder value.  DSM generally votes against equity plans if cost is unreasonable.  DSM will oppose restricted stock programs that do not require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies.  DSM opposes accelerated vesting of stock options or restricted stock that would result from short-term stock price fluctuations, as well as re-pricing of stock options/stock appreciation rights with prior shareholder approval.  Retirement and health care plans for non-employee directors are opposed.  DSM supports employee stock ownership plans (ESOPs) and 401(k) savings plans for employees.  DSM also supports proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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Corporate Social Responsibility Issues

When evaluating social and environmental shareholder proposals, DSM considers the following:

▪	Whether adoption of the proposal is likely to enhance or protect shareholder value;
▪	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
▪	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
▪	Whether the issues presented are more appropriately/effectively dealt with through governmental vs. company-specific action;
▪	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
▪	Whether the company's analysis and voting recommendation to shareholders are professional and persuasive;
▪	What other companies have done in response to the issue addressed in the proposal;
▪	Whether the proposal itself is well-framed and the cost of preparing the report is reasonable;
▪	Whether implementation of the proposal’s request is likely to achieve the proposal’s objectives;
▪	Whether the subject of the proposal is best left to the discretion of the board;
▪	Whether the requested information is available to shareholders either from the company directly or from a public source; and
▪	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Mutual Fund Proxies

DSM does not invest in mutual funds in its clients accounts.

                          Revised June 25, 2009

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FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

Introduction

As an investment adviser and fiduciary of client assets, Frontier Capital Management Company, LLC (“Frontier”) utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments.  Frontier recognizes that proxies have an economic value.  In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s).  Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.  These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with Glass Lewis & Co. (“Glass Lewis”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines.  Frontier has also contracted with ADP Financial Services, Inc. (“ADP”) to act as agent for the proxy voting process and to maintain records on proxy voting for our clients.  Glass Lewis has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor’s interpretations thereof.  Summaries of the Glass Lewis guidelines are attached as Exhibit A to these Policies and Procedures.

There may be occasional circumstances in which Frontier exercises its voting discretion.  Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted.  The Committee meets at least annually to review and re-approve Glass Lewis’ proxy voting policies as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients.  Any changes to the Glass Lewis voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier.  If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On at least a quarterly basis, ADP will provide Frontier with a list of Frontier clients for which ADP is voting.  This is designed to ensure that ADP is voting for all clients for whom Frontier retains voting authority.  In that regard, Frontier will conduct a periodic reconciliation between its and ADP’s records.

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Conflicts of Interest

As noted, Frontier has an agreement with Glass Lewis and has adopted the Glass Lewis proxy voting guidelines.  The adoption of the Glass Lewis proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest.  Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy.  The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override Glass Lewis, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion.  In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest.  If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients.  If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion.  Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Glass Lewis
On a periodic basis, Frontier will verify with Glass Lewis that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

ADP
On a periodic basis, Frontier will verify with ADP that it has voted proxies for accounts for which Frontier delegated voting to ADP.

Custodian
On a periodic basis, Frontier will confirm that client custodians are timely alerting ADP when accounts are set up at the custodian for ADP to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to ADP for execution.

Votes Cast Other than According to Glass Lewis’ Pre-Determined Policies
Frontier’s General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to Glass Lewis’ pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Cindy Cerqueira at (617) 261-0777 or at ccerqueira@frontiercap.com.

ADP will provide to Frontier, to enable Frontier to maintain and report upon a client’s request, the following information for each proxy vote:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

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4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by ADP as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and Glass Lewis’ proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on ADP, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on ADP to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.
A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

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IRIDIAN ASSET MANAGEMENT LLC
SUMMARY PROXY VOTING POLICIES

Iridian Asset Management LLC (“Iridian”) will vote proxies in all cases where it exercises voting authority over client securities.  Iridian will vote proxies in a manner which it believes is in the best interests of clients and which will maximize shareholder value.   The summary of Iridian’s proxy voting guidelines which follows seeks to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide.  No set of guidelines can capture the entire universe of proxy issues which arise.  Ultimately, all voting decisions are conducted on a case-by-case basis as each company’s unique set of circumstances distinguishes it from all others.

Iridian manages client assets in a variety of investment strategies and it may be the case that different strategies will choose to vote proxies differently. In unusual circumstances Iridian, within a particular investment strategy, may make different proxy voting decisions for different clients.

SUMMARY OF VOTING GUIDELINES

Auditors

Iridian generally will vote FOR proposals to ratify auditors provided there are no conflicts of interest and there is a belief that the opinion will be fair.

Board of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

Iridian will generally vote FOR directors in an uncontested election after determining that any such director does not possess any attributes that Iridian believes may not be in the best interest of shareholders and does not maximize shareholder value.  Generally, Iridian’s guidelines provide for supporting proposals for declassified boards, cumulative voting, majority voting, fixed board size, director stock ownership, board and committee independence, elimination of term limits and board inclusiveness.  Iridian will assess open access (shareholder access) proposals on a CASE-BY-CASE basis.

Shareholder Rights

Shareholders should be provided with and maintain the ability to exercise their rights as owners of public companies.  Based upon this premise, Iridian will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

Proxy Contests

Proxy contests play a valuable role in removing entrenched directors and creating a means for corporate change.  Iridian will evaluate proxy contests pertaining to director nominees and strategic initiatives in contested elections on a CASE-BY-CASE basis.  Proposals to reimburse solicitation expenses will generally be voted FOR in those situations where Iridian supports the dissidents.

Anti-Takeover Measures

Iridian’s strategy is to focus on identifying corporations in the process of change and views negatively those corporate policies that it believes may delay or otherwise encumber this process by preventing a takeover or entrenching current management.

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Iridian generally will vote FOR proposals that will potentially ease the ability of a company to be acquired by a suitor and generally will vote FOR proposals eliminating supermajority vote requirements, proposals to redeem shareholder rights plans, the rescission of fair price provisions and the adoption of anti-greenmail charters.

Iridian generally will vote AGAINST dual-class exchange offers, dual class recapitalizations and proposals to approve dual class structures.

Capital Structure

The administration of a company’s capital structure revolves around a variety of issues including the types of securities issued, dividend policy, taxes, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital.  Generally, these decisions are best left to the board and senior management of the firm.  Nonetheless, proposals surrounding capital structure must be scrutinized to ensure that some form of antitakeover mechanism is not involved.

Iridian generally will vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits, reverse stock splits, stock repurchase programs and the creation of preferred stock that cannot be used as a takeover defense.

Iridian generally will vote AGAINST proposals authorizing the creation or increase in “blank check” preferred stock and the elimination of shareholder preemptive rights.

Iridian generally will evaluate on a CASE-BY-CASE basis proposals for the reduction or elimination in authorized shares of either common or preferred stock and the creation of tracking stocks.

Mergers and Corporate Restructurings

Iridian generally will evaluate mergers, acquisitions and other corporate restructurings on a CASE-BY-CASE basis taking into consideration such factors as purchase price, financial and strategic benefits, conflicts and changes in governance structure.  Ultimately decisions are based on whether a transaction is likely to result in the maximization of shareholder value.

Executive and Director Compensation

Iridian believes that executive and director compensation should be fair and ultimately linked to the performance of the company.  The forms of compensation are too varied and numerous to allow Iridian to evaluate them on anything but a CASE-BY-CASE basis to determine if they are fair and will likely result in long term shareholder benefits.

Notwithstanding the foregoing, Iridian generally will vote FOR proposals which eliminate golden and tin parachutes, provide for “double trigger” and “modified double trigger” parachutes in a change of control scenario, implement ESOP’s and 401(k) plans, terminate retirement plans for non-employee directors, seek to implement a pay for superior performance standard, seek additional disclosure of executive and director pay information, enact clawback policies, require that severance agreements and executive compensation be submitted for shareholder vote and require the company to disclose all executive/consultant compensation.

Iridian generally will vote AGAINST proposals capping compensation, approving retirement benefits for non-executive directors, repricing underwater stock options and requiring director’s fees to only be paid in stock.

State of Incorporation

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes.  As with Iridian’s view with regard to anti-takeover measures, takeover statutes, which may only serve to entrench current management, will not be viewed favorably.  Iridian generally will evaluate on a CASE-BY-CASE basis proposals that a company reincorporate in another state.

24

Social Responsibility

Iridian will evaluate proposals concerning social and environmental issues on a CASE-BY-CASE basis and cast a vote in a manner which it believes will be in the best interests of shareholders and will ultimately maximize shareholder value.

Iridian generally will vote on a CASE-BY-CASE basis for proposals adopting the ILO Code of Conduct policies.

Miscellaneous

Iridian generally will vote FOR management proposals to change the corporate name, date/time/location of a corporate meeting or bylaw amendments of a housekeeping nature.

Iridian generally will vote AGAINST proposals for management to adjourn meetings or approve “other business” and shareholder proposals to change the date/time/location of a corporate meeting.

Iridian generally will vote on a CASE-BY-CASE basis for proposals to improve the disclosure of a company's political contributions considering recent significant controversy or litigation related to the company’s political contributions or governmental affairs and the public availability of a policy on political contributions.

Iridian generally will vote AGAINST proposals disallowing the company from making political contributions, the publication in newspapers and public media the company's political contributions and the requirement that the company provide lists of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Iridian generally will vote AGAINST the requirement that the company report on foreign military sales or offsets.

A.	MATERIAL CONFLICTS AND ABSTENTION

Should a material conflict arise between Iridian and a client with regard to the voting of proxies, Iridian will remove itself from the proxy voting decision-making process and will rely solely on the independent recommendation of Institutional Shareholder Services (“ISS”) as to how the proxy should be voted. ISS is an independent firm retained by Iridian that analyzes proxies and provides research and objective vote recommendations.

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client such as where the costs of voting outweigh the benefits to the client.

INTERNAL CONTROLS

Iridian has implemented review procedures and controls to help ensure that proxies are voted in an appropriate and timely manner and that appropriate records are retained.

ADDITIONAL INFORMATION

If you would like a complete description of Iridian’s proxy voting policies and procedures or how Iridian voted proxies with regard to securities in your portfolio, please contact:

Iridian Asset Management LLC
Attn:  Portfolio Administration Dept.
276 Post Road West
Westport, CT 06880-4704
proxy@iridian.com

25

M FUND, INC.

PART C
OTHER INFORMATION

Item 28.  Exhibits.

(a)	Articles of Incorporation

(1)	The Articles of Incorporation of M Fund, Inc. (the “Registrant”) are incorporated by reference to exhibit (a) to the initial registration statement filed on August 7, 1995.

(2)	Articles Supplementary dated December 20, 2001 is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(3)	Articles Supplementary dated February 1, 2002 is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(b)	By-Laws

(1)
The By-Laws of the Registrant dated February 2, 2005 are incorporated by reference to exhibit (b) to Post-Effective Amendment (“PEA”) No. 15 to the Registrant’s initial registration statement (“Registration Statement”) filed on April 28, 2006.

(c)	Instruments Defining Rights of Security Holders

Not applicable.

(d)	Investment Advisory Contracts

(1)
Investment Advisory Agreement dated September 1, 2001, between the Registrant, on behalf of its respective series, and M Financial Investment Advisers, Inc. (the “Adviser”) is incorporated by reference to PEA No. 8 to the Registration Statement filed on October 19, 2001.

(2)	Amendment to Investment Advisory Agreement dated October 12, 2009 between the Registrant, on behalf of its respective series, and the Adviser, is filed herewith.

(3)
Investment Sub-Advisory Agreement dated May 1, 2000, between the Adviser and Brandes Investment Partners L.P. is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(4)
Investment Sub-Advisory Agreement dated January 14, 2000, between the Adviser and Frontier Capital Management Company, LLC is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(5)	Investment Sub-Advisory Agreement between the Adviser and Iridian Asset Management, LLC dated July 1, 2009 is filed herewith.

(6)	Amendment to Sub-Advisory Agreement between the Adviser and Brandes Investment Partners, L.P. dated April 16, 2009 is filed herewith.

(7)	Amendment to Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, LLC, dated April 16, 2009 is filed herewith.

(8)	Investment Sub-Advisory Agreement dated October 12, 2009 between the Adviser and DSM Capital Partners, LLC, is filed herewith.

(e)	Underwriting Contracts

(1)
Principal Underwriting Agreement dated October 18, 2005 between the Registrant and M Holdings Securities, Inc. is incorporated by reference to PEA No. 16 to the Registration Statement filed on April 30, 2007.

(f)	Bonus or Profit Sharing Contracts

Not applicable.

(g)	Custodian Agreements

(1)
Custodian Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(2)
Amendment dated July 23, 2002 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(3)
Amendment dated March 28, 2003 to the Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to exhibit (g) to PEA No. 12 to the Registration Statement filed on April 29, 2004.

(4)
Amendment dated August 1, 2008 to the Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(h)	Other Material Contracts

(1)	(i)
Transfer Agency and Service Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(ii)
Amendment dated July 23, 2002 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)
Amendment dated July 1, 2003 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iv)
Amendment dated August 1, 2008 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(2)	(i)
Administration Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(ii)
Amendment dated July 23, 2002 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)
Amendment dated July 1, 2003 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iv)
Amendment dated December 1, 2003 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to exhibit (h) to PEA No. 12 to the Registration Statement filed on April 29, 2004.

(v)
Amendment dated August 1, 2008 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(3)	Expense Limitation Agreement dated as of March 12, 2009, between the Registrant and the Adviser is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(4)	(i)	Securities Lending Agreement dated November 1, 2000, between Registrant and State Street Bank and Trust is incorporated by reference to exhibit (h)(6) to PEA No. 16 filed on April 30, 2007.

(ii)
Amendment dated October 1, 2007 to the Securities Lending Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(i)	Legal Opinion

(1)
Opinion and consent of counsel as to the Legality of the Securities Being Issued is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(2)	Consent of Sutherland Asbill & Brennan LLP is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(j)	Other Opinions

Not applicable.

(k)	Omitted Financial Statements

Not applicable

(l)	Initial Capital Agreements

Not applicable

(m)	Rule 12b-1 Plan

Not applicable

(n)	Rule 18f-3 Plan

Not applicable

(p)	Code of Ethics

(1)	Code of Ethics of the Registrant dated December 10, 2004 is incorporated by reference to exhibit (p)(3) to PEA No. 13 to the Registration Statement filed on March 1, 2005.

(2)	Code of Ethics of M Financial Investment Advisers, Inc. dated December 10, 2004 is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(3)	Code of Ethics of M Holdings Securities, Inc. dated May 2005 is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(4)	Code of Ethics of Brandes Investment Partners, L.P. dated January 1, 2008 is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(5)	Code of Ethics of Frontier Capital Management Company LLC dated September 2008 is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(6)	Code of Ethics of Iridian Asset Management, LLC dated February 1, 2010 is filed herewith.

(7)	Code of Ethics of DSM Capital Partners, LLC dated October 6, 2009 is filed herewith.

(q)	Power of Attorney

(1)	Power of Attorney for Peter W. Mullin is filed herewith.

(2)	Power of Attorney for Neil E. Goldschmidt is filed herewith.

(3)	Power of Attorney for Gerald Bidwell is filed herewith.

(4)	Power of Attorney for Allan S. Bufferd is filed herewith.

(5)	Power of Attorney for Bruce Madding is filed herewith.

(6)	Power of Attorney for Lawton Nease is filed herewith.

Item 29.  Persons Controlled by or Under Common Control with M Fund, Inc.

None.

Item 30.  Indemnification.

Article X, “Indemnification”, of the Articles of Incorporation of the Registrant provides as follows:

The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

Article VIII, “Indemnification”, of the By-Laws of the Registrant provides as follows:

Section 1.  Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he or she served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he or she may become involved as a party or otherwise by reason of being or having been a director, officer or employee, except as provided in Article VIII, Sections 2 and 3 of these By-laws.

Section 2.  Disabling Conduct.  No such director, officer or employee shall be indemnified for any liabilities or expenses arising by reason of “disabling conduct,” whether or not there is an adjudication of liability.  “Disabling conduct” means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

Whether any such liability arose out of disabling conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not eligible for indemnity because the liability arose by reason of disabling conduct, (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question (“disinterested, non-party directors”), or (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the stockholders of the Corporation, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

Section 3.  Directors’ Standards of Conduct.  No person who is or was a director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act or omission constituted disabling conduct.

Section 4.  Expenses Prior to Determination.  Any liabilities or expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the directors in the specific case, (a) upon receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

A determination pursuant to subparagraph (c)(iii) of this Article VIII, Section 4 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

Section 5.  Provisions Not Exclusive.  The indemnification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of stockholders, or otherwise.

Section 6.  General.  No indemnification provided by this Article shall be inconsistent with the 1940 Act or the Securities Act of 1933.

Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person.  In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

*                      *                      *
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser.

Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of M Fund, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

Investment Adviser	File No.

M Financial Investment Advisers, Inc.	801-50553
Brandes Investment Partners, LP	801-24896
Frontier Capital Management Company, LLC	801-15724
Iridian Asset Management, LLC	801-50661
DSM Capital Partners, LLC	801-60423

Item 32.  Principal Underwriters.

(a)	M Holdings Securities, Inc. does not act as a principal underwriter, depositor or investment adviser for any investment company other than the Registrant.

(b)
Set forth below are the names, principal business addresses and positions of each director and officer of M Holdings Securities, Inc.  Unless otherwise noted, the principal business address of these individuals is 1125 NW Couch Street, Suite 900, Portland, OR 97209.  Unless otherwise specified, none of the officers and directors of M Holdings Securities, Inc. serve as officers and directors of the Funds.

Name	Positions and Offices with M Holdings Securities, Inc.	Positions and Offices with M Fund, Inc.
Fred H. Jonske	Director	None
Daniel F. Byrne	Director	None
Carrie L. Fleisher	President	None
Connie Morrison	Director	None
David W. Schutt	Secretary	None
Kevin B. Kukar	Treasurer	None
Frank E. Day	Vice President Insurance Officer and Chief Compliance Officer	None
Robert Watros	Vice President	None

Item 33.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder by M Fund, Inc. will be maintained by the following entities:

For each series of the Registrant:
M Fund, Inc.
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

M Financial Investment Advisers, Inc.
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

M Holdings Securities, Inc.
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

State Street Bank and Trust Company
ATTN: Fund Administration – Legal
4 Copley Place, 5th Floor
Boston, Massachusetts 02116

For the Brandes International Equity Fund:
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130

For the Frontier Capital Appreciation Fund:
Frontier Capital Management Company LLC
99 Summer Street
Boston Massachusetts 02110

For the Business Opportunity Value Fund:
Iridian Asset Management LLC
276 Post Road West
Westport, Connecticut 06880

For the M Large Cap Growth Fund:
DSM Capital Partners, LLC
320 East Main Street
Mount Kisco, NY 10549

Item 34.  Management Services.

Not applicable.

Item 35.  Undertakings.

None

M FUND, INC.

EXHIBIT INDEX

Exhibits for Item 28 of Form N-1A

Exhibit Number	Exhibit Description
(d)(2)	Amendment to Investment Advisory Agreement
(d)(5)	Investment Sub-Advisory Agreement between the Adviser and Iridian Asset Management, LLC.
(d)(6)	Amendment to Sub-Advisory Agreement between the Adviser and Brandes Investment Partners, L.P.
(d)(7)	Amendment to Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, LLC
(d)(8)	Investment Sub-Advisory Agreement between the Adviser and DSM Capital Partners, LLC
(p)(6)	Code of Ethics for Iridian Asset Management, LLC
(p)(7)	Code of Ethics for DSM Capital Partners, LLC
(q)(1)	Power of Attorney for Peter W. Mullin
(q)(2)	Power of Attorney for Neil E. Goldschmidt
(q)(3)	Power of Attorney for Gerald Bidwell
(q)(4)	Power of Attorney for Allan S. Bufferd
(q)(5)	Power of Attorney for Bruce Madding
(q)(6)	Power of Attorney for Lawton Nease

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Oregon on the 26th day of February, 2010.

M FUND, INC.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 26, 2010.

Signature	Title

/s/ JoNell Hermanson	President
JoNell Hermanson	(Principal Executive Officer)

/s/ David Lees	Secretary and Treasurer
David Lees	(Principal Financial and Accounting Officer)

/s/ Peter W. Mullin*
Peter W. Mullin	Director

/s/ Neil E. Goldschmidt*
Neil E. Goldschmidt	Director

/s/ Gerald Bidwell*
Gerald Bidwell	Director

/s/ Allan S. Bufferd*	Director
Allan S. Bufferd

/s/ Bruce Madding*	Director
Bruce Madding

/s/ Lawton Nease*	Director
Lawton Nease

*By:	/s/ David Lees
David Lees
Attorney-In-Fact*
February 26, 2010

*Powers of Attorney for Peter W. Mullin, Neil E. Goldschmidt, Gerald Bidwell, Alan S. Bufferd, Bruce Madding and Lawton Nease are filed herewith as exhibit (q1), (q2), (q3), (q4), (q5) and (q6), respectively.